As filed electronically with the Securities and Exchange Commission on June 7, 2024

Registration No. 333-[              ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.	[ ] Post-Effective Amendment No. ___
FIRST TRUST EXCHANGE-TRADED FUND

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive Suite 400 Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine First Trust Advisors L.P. Suite 400 120 East Liberty Drive Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
First Trust WCM International Equity ETF, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

WCM International Equity Fund

[            ], 2024

Dear Shareholder:

A special meeting of Shareholders of the WCM International Equity Fund (the “Target Fund”), a series of Investment Managers Series Trust (the “Target Trust”), will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Glendora, California 91740, on [August 16], 2024, at 10:00 a.m. Pacific time (the “Meeting”). At the Meeting, shareholders of the Target Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”). The Plan will provide for the transfer of all of the assets of the Target Fund to the First Trust WCM International Equity ETF (the “Acquiring Fund”), a newly formed actively-managed exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund, in exchange solely for shares of the Acquiring Fund and cash in lieu of fractional shares, and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares and cash received by the Target Fund to its shareholders in complete liquidation of the Target Fund (the “Reorganization”). In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that permits investments in exchange-traded fund shares (a “Qualifying Account”). If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-888-988-9801 or contact your financial advisor or other financial intermediary.

•	Each shareholder of the Target Fund that holds their Target Fund shares through a Qualifying Account will receive a number of shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares equal in value to the aggregate net asset value of the shares of the Target Fund held by the Target Fund shareholder as of the close of normal trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the closing of the Reorganization and will become a shareholder of the Acquiring Fund.

•	Each shareholder of the Target Fund that holds their Target Fund shares through an account that is not permitted to hold Acquiring Fund shares (a “Non-Qualifying Account”) will have their shares redeemed by the Target Fund prior to the closing of the Reorganization and will receive cash equal in value to the aggregate net asset value of the shares of the Target Fund held by the Target Fund shareholder as of the close of normal trading on the NYSE on the date of such redemption (which will generally result in the recognition of gain or loss by the Target Fund shareholder for federal income tax purposes) and will not become a shareholder of the Acquiring Fund. If you hold your shares through a Non-Qualifying Account and wish to receive Acquiring Fund shares in the Reorganization, you must transfer your shares to a broker dealer of your choice.

WCM Investment Management, LLC (“WCM”), the investment adviser to the Target Fund, recommended to the Board that the Target Fund be reorganized into the Acquiring Fund, a newly created series of First Trust Exchange-Traded Fund for which First Trust Advisors L.P. (“First Trust”) would serve as the investment adviser. First Trust currently manages other exchange-traded funds that are investment portfolios of First Trust Exchange-Traded Fund. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. WCM will serve as investment sub-adviser to the Acquiring Fund, and it is expected that the Acquiring Fund’s portfolio will be managed by the portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio. The investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund are substantially similar to those of the Target Fund, as discussed in more detail in the attached Proxy Statement/Prospectus.

The Reorganization is not expected to result in any increase in shareholder fees or expenses. In addition, the Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Target Fund shares through Non-Qualifying Accounts). No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board will consider additional actions with respect to the Target Fund.

After careful consideration, and based on the recommendation of WCM, the Board has unanimously approved the Reorganization and recommends that Target Fund shareholders vote “FOR” the Reorganization. Enclosed in these materials is (i) a Notice of Special Meeting of Shareholders; and (ii) a Proxy Statement and Prospectus providing detailed information on the Acquiring Fund, including a comparison to the Target Fund, and the Reorganization, including the reasons for proposing the Reorganization.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of the Target Fund that you own, while each fractional share is entitled to a proportionate fractional vote. Please read the enclosed materials carefully and then cast your vote.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by completing and returning the enclosed proxy card or by voting by telephone or via the Internet. A postage-paid envelope is enclosed for mailing the proxy card, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Our proxy solicitor, EQ Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

[                                              ]

[                                              ],
Investment Managers Series Trust, on behalf of WCM International Equity Fund

If You Need Any Assistance Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call EQ Fund Solutions LLC at [ ] [Weekdays From [ ]:00 a.m. To [ ]:00 p.m. [ ] Time].

-ii-

Important Information for Shareholders of

WCM International Equity Fund

[                       ], 2024

Although we recommend that you read in its entirety the enclosed Proxy Statement and Prospectus (“Proxy Statement/Prospectus”), for your convenience, we have provided a brief overview of the proposal to be voted on at the special meeting of shareholders (the “Meeting”) of WCM International Equity Fund (the “Target Fund”).

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?
A.	You are receiving the Proxy Statement/Prospectus as a shareholder of the Target Fund. At the Meeting, shareholders of the Target Fund will be asked to vote on the following proposal, which will result in shareholders of the Target Fund exchanging their shares for those of an open-end management investment company structured as an exchange-traded fund (“ETF”):

To approve the Agreement and Plan of Reorganization (the “Plan”) by and between Investment Managers Series Trust (the “Target Trust”), on behalf of the Target Fund, and First Trust Exchange-Traded Fund (the “ETF Trust”), on behalf of its series, First Trust WCM International Equity ETF, a newly formed actively-managed exchange-traded fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund and cash in lieu of fractional shares to shareholders of the Target Fund (the “Reorganization”).

The Board of Trustees of the Target Fund (the “Target Board”) has determined that such proposal is in the best interests of the Target Fund. The Target Board recommends that you vote FOR the proposal.

Q.       Why is the Reorganization being recommended?

A.	WCM Investment Management, LLC (“WCM”), the investment adviser to the Target Fund, recommended to the Target Trust’s Board of Trustees that the Target Fund be reorganized into the Acquiring Fund, a newly created series of First Trust Exchange-Traded Fund for which First Trust Advisors L.P. (“First Trust”) would serve as the investment adviser. First Trust currently manages other exchange-traded funds that are investment portfolios of First Trust Exchange-Traded Fund. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. WCM will serve as investment sub-adviser to the Acquiring Fund, and it is expected that the Acquiring Fund’s portfolio will be managed by the portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio. The investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund are substantially similar to those of the Target Fund, as discussed in more detail in the Proxy Statement/Prospectus.

WCM recommended the Reorganization to the Target Trust’s Board of Trustees because WCM believes that First Trust has extensive experience providing investment advisory services to mutual funds and ETFs; that the Target Fund can benefit from First Trust’s investment advisory experience, and that First Trust can differentiate the Acquiring Fund in the marketplace; and that First Trust has a track record of successfully increasing assets for smaller funds with relatively short track records, and could potentially add size and scale to the Fund, therefore resulting in decreased operating expenses over the long term. WCM and First Trust believe reorganizing the Target Fund into the Acquiring Fund, which is structured as an ETF, offers a better value proposition for shareholders than a traditional open-end mutual fund, primarily because of consistent costs through the unitary management fee structure (discussed below), superior transaction flexibility, and the possibility of advantageous tax treatment.

Q.       How will the Reorganization work?

A.       Below is a summary of certain aspects of the proposed Reorganization.

•	It is proposed that, subject to shareholder approval, the Target Fund be reorganized into the Acquiring Fund, a newly-created ETF organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of the Target Fund and continue the business of the Target Fund. The Reorganization, if approved by shareholders of the Target Fund (“Target Fund Shareholders”), would be accomplished in accordance with the Plan, a form of which is attached to the Proxy Statement/Prospectus as Appendix A.
•	The newly-created ETF is First Trust WCM International Equity ETF, a series of ETF Trust. The Acquiring Fund’s shares will be traded on NYSE Arca, Inc. (“NYSE Arca”). The Acquiring Fund only has one class of shares. In effect, if the Reorganization is approved by the Target Fund’s Shareholders, the Target Fund will reorganize into an ETF (information regarding the differences between mutual funds and ETFs and potential impact to shareholders are noted below).
•	Subject to shareholder approval, the Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and shares of the Acquiring Fund and cash in lieu of fractional shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders the shares of the Acquiring Fund and cash. Following the Reorganization, the Target Fund will be liquidated.
•	As described in further detail below, in order to receive shares of the Acquiring Fund (“Acquiring Fund Shares”) as part of the Reorganization, you must hold your shares of the Target Fund (“Target Fund Shares”) through a brokerage account that permits investments in exchange-traded fund shares (a “Qualifying Account”). If you hold your Target Fund Shares through a Qualifying Account, you will receive Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares (if applicable) equal in value to the aggregate net asset value of your Target Fund Shares held as of the close of normal trading on the NYSE on the business day immediately prior to the closing of the Reorganization. If you hold your Target Fund Shares through an account that is not permitted to hold Acquiring Fund Shares (a “Non-Qualifying Account”), your shares will be redeemed by the Target Fund prior to the Closing Date of the Reorganization and you will receive a cash distribution from the assets of the Target Fund equal in value to the aggregate net asset value of your Target Fund Shares held as of the close of normal trading on the NYSE on the date of such redemption (which will generally result in the recognition of gain or loss for federal income tax purposes).
Q.	Has the Target Board approved the Reorganization?
A.	Yes, the Target Board approved the Reorganization and determined that the Reorganization would be in the best interests of the Target Fund. Accordingly, the Target Board recommends that shareholders of the Target Fund approve the Reorganization proposal. See “The Reorganization—Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” in the Proxy Statement/Prospectus below.
Q.	What information did the Board consider when evaluating the Reorganization?
A.	The Target Board considered the Reorganization proposed by WCM, the investment adviser to the Target Fund, and approved the Reorganization and Plan. In considering the Reorganization and Plan, the Target Board requested and considered information from the officers of the Target Trust and representatives of WCM, regarding the Reorganization, including: (1) the investment objectives, principal investment strategies, and fundamental investment policies of the Target Fund and the Acquiring Fund; (2) a comparison of the fees and expenses of the Target Fund and the Acquiring Fund; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (4) the management and business of First Trust and its affiliates; (5) the impact of the Reorganization on the Target Fund and shareholders of the Target Fund, including different subsets of Target Fund Shareholders; and (6) the specific terms of the Plan.

Q.	How will the Reorganization affect me as a shareholder?
A.	Shareholders of the Target Fund as of the closing date of the Reorganization, will become shareholders of the Acquiring Fund. Each shareholder of the Target Fund that holds their Target Fund Shares through a Qualifying Account will be credited with shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization. Target Fund Shareholders who hold their Target Fund Shares through a Non-Qualifying Account will have their shares redeemed by the Target Fund prior to the Closing Date of the Reorganization and will receive a cash distribution from the Target Fund’s assets equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of normal trading on the NYSE on the date of such redemption. The Reorganization will not affect the value of your investment at the time of the Reorganization. For Target Fund Shareholders who hold their Target Fund Shares through a brokerage account that can accept shares of an ETF, the Reorganization is expected to qualify as a tax-deferred “reorganization” for U.S. federal income tax purposes. Assuming the Reorganization so qualifies, the Target Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any). Different tax considerations apply if a shareholder does not hold their Target Fund Shares via a brokerage account that can accept shares of an ETF at the closing of the Reorganization.

Pursuant to the Plan, the Target Fund, a series of the Target Trust, will transfer its assets to the Acquiring Fund, a series of the ETF Trust. The Target Fund currently operates under the supervision of the Target Board. The Acquiring Fund will operate under the supervision of the ETF Trust’s Board of Trustees. Please refer to the section in the Proxy Statement/Prospectus entitled “The Reorganization—Synopsis—Comparison of the Funds” for more information about the differences between Funds.

The Reorganization will shift management oversight responsibility for the Target Fund from WCM to First Trust. However, WCM will serve as the sub-adviser to the Acquiring Fund and will handle the day-to-day operations of the Acquiring Fund, while First Trust will provide oversight. It is expected that the Acquiring Fund’s portfolio will be managed by the portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio. As discussed in more detail below, the investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund are substantially similar to those of the Target Fund.

The Target Fund and the Acquiring Fund have different service providers. A comparison of the Target Fund’s and the Acquiring Fund’s service providers are listed below.

Service Providers	Target Fund	Acquiring Fund
Investment Adviser	WCM Investment Management, LLC	First Trust Advisors L.P.
Investment Sub-Adviser	N/A*	WCM Investment Management, LLC
Legal Counsel	Morgan, Lewis & Bockius LLP	Chapman and Cutler LLP
Administrator(s)	Mutual Fund Administration, LLC UMB Fund Services, Inc.	Bank of New York Mellon
Independent Registered Public Account Firm	Tait, Weller & Baker LLP	Deloitte & Touche LLP
Transfer Agent	UMB Fund Services, Inc.	Bank of New York Mellon
Principal Underwriter/Distributor	First Trust Portfolios, L.P. **	First Trust Portfolios, L.P.
Custodian	UMB Bank, n.a.	Bank of New York Mellon

*     The Target Fund does not currently have a sub-adviser.

**   The Target Board has approved a change of the Target Fund’s distributor from Natixis Distribution, LLC to First Trust Portfolios, L.P., which will be effective on or around August 15, 2024.

Q.	How will management of the Acquiring Fund differ from the management of the Target Fund as a result of the Reorganization?
A.	WCM has served as investment adviser to the Target Fund since its inception on March 31, 2020. First Trust will advise the Acquiring Fund after the Reorganization, with WCM handling the day-to-day operations of the Acquiring Fund as sub-adviser. First Trust is an SEC-registered investment adviser. First Trust is an experienced investment adviser that serves as adviser or sub-adviser to [ ] mutual funds, [ ] exchange-traded funds and [ ] closed-end funds and has over $[ ] billion in assets under management as of [ ], 2024.
Q.	What are some key differences between a mutual fund and an ETF?

A.          ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.
•	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.
•	A mutual fund will accept purchase and redemption orders for its shares from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. Therefore, as a shareholder of the Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large, specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange through a broker at market price which may be above (at a premium) or below (at a discount) NAV or the intraday value of the ETF’s holdings. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. An authorized participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Acquiring Fund and or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units.
•	Mutual funds are not listed for trading on a securities exchange while ETFs are listed on securities exchanges and may be bought and sold on such exchanges.

As a result of these differences, there are certain benefits associated with the ETF structure, including but not limited to the following:

•	Additional flexibility. A shareholder of the Target Fund, as a mutual fund, can only purchase or redeem shares of the Target Fund (“Target Fund Shares”) at a price based on the Target Fund’s net asset value (“NAV”) that is next calculated after an order is received by the Target Fund. This NAV is calculated once per business day. A shareholder of the Acquiring Fund, however, will have additional trading flexibility by being able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV per share. This intraday liquidity will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV;
•	A potentially more tax efficient structure and trading efficiency. ETFs generally make fewer taxable sales of assets than mutual funds due to the secondary market liquidity of the ETF structure. Additionally, the mechanics of the share creation and redemption process for ETFs allow ETFs to acquire and redeem securities in-kind, which in turn may allow ETFs to reduce the recognition of taxable capital gains; and
•	Increased transparency. The Acquiring Fund will make public its complete portfolio holdings each business day.

There are, however, certain risks associated with the ETF structure. See “Synopsis—Comparison of the Funds” in the Proxy Statement/Prospectus for a discussion on additional risks related to the ETF structure.

Q.	What will happen if I hold my Target Fund Shares in a Non-Qualifying Account ?
A.	As discussed below, if the Reorganization is approved by shareholders of the Target Fund and you desire to hold shares of the Acquiring Fund, it is important for you to determine that you hold your Target Fund Shares in a Qualifying Account or, if you do not own Target Fund Shares through such an account, that you take necessary actions to be able to receive shares of the Acquiring Fund.

If you hold your Target Fund Shares through a Non-Qualifying Account, you will not receive Acquiring Fund Shares in connection with the Reorganization. Instead, prior to the Closing Date of the Reorganization, your shares will be redeemed by the Target Fund and you will receive a cash distribution from the Assets of the Target Fund equal in value to the aggregate NAV of your Target Fund Shares as of the close of normal trading on the NYSE on the date of such redemption. In some cases, the liquidation of your investment and return of cash may be subject to tax. More detail is provided below with respect to the types of accounts that cannot hold Acquiring Fund Shares and what will happen if you own your investment in the Target Fund through such accounts.

•	Non-Accommodating Brokerage Accounts: If you hold shares of the Target Fund in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, prior to the Closing Date, your shares will be redeemed, and you will receive cash equal in value to the aggregate NAV of your Target Fund Shares as of the close of normal trading on the NYSE on the date of such redemption.
•	Non-Accommodating Retirement Accounts: If you hold shares of the Target Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization.

•	Fund Direct Accounts: If you hold shares of the Target Fund in an account directly with the Target Fund at its transfer agent, UMB Fund Services, Inc. (“UMBFS”) (a “fund direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, prior to the Closing Date, your shares will be redeemed, and you will receive cash equal in value to the aggregate NAV of your Target Fund Shares as of the close of normal trading on the NYSE on the date of such redemption.

•	Fund Direct IRA: If you hold Target Fund Shares through a fund direct IRA and do not take action to transfer the investment in the Target Fund to a different investment option prior to the Reorganization, you may need to redeem your shares prior to the Reorganization or, if applicable, UMBFS may transfer your investment in the Target Fund to a different investment option prior to the Reorganization.

Please consult with your financial intermediary or tax advisor for more information on the impact that the Reorganization would have on you and your investments.

If you do not currently hold your shares of the Target Fund through a Qualifying Account, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund on the Closing Date as part of the Reorganization. Other than the approval by the requisite vote of Target Fund Shareholders, no other action on the part of the Target Fund or its shareholders is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-888-988-9801 or contact your financial advisor or other financial intermediary.

Q.       How can I purchase and sell Acquiring Fund Shares after the Reorganization?

A.	After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed for trading on the NYSE Arca. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares will trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV per share. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.
Q.	How do I transfer my Target Fund Shares from a fund direct account to a brokerage account that will accept Acquiring Fund Shares?
A.	Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also, inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

It is suggested that you provide your broker with a copy of your quarterly account statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.	How do I transfer my Target Fund Shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund Shares?
A.	The broker where you hold your Target Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker to make the necessary changes to your account. The sooner you initiate making these changes, the better.
Q.	Will shareholders of the Target Fund have to pay any fees or expenses in connection with the Reorganization?
A.	The direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by First Trust and WCM, regardless of whether the Reorganization is completed. Certain emerging market countries may not permit the in-kind transfer of securities from the Target Fund to the Acquiring Fund. To the extent the Target Fund holds such securities, it will sell the securities in advance of the Reorganization and transfer cash to the Acquiring Fund. The Target Fund will bear the transaction costs associated with the sale of the securities and the Acquiring Fund will bear the transaction costs associated with the reinvestment of the cash received.
Q.	How will the Reorganization impact ongoing fees and expenses?
A.	The Acquiring Fund will pay First Trust a unitary management fee at an annual rate of 0.85% on the Acquiring Fund’s average daily net assets. First Trust will then pay all expenses of the Acquiring Fund except for payment for interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Acquiring Fund only has one class of shares, and all Target Fund Shareholders who receive shares of the Acquiring Fund will pay the same fees. The Target Fund currently pays WCM a management fee and separately bears various other expenses incurred by the Target Fund. WCM has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses of Institutional Class Shares do not exceed 0.85% of average daily net assets (subject to certain exclusions). As a result, following the Reorganization, the Acquiring Fund is expected to have the same total annual fund operating expenses than those of the Institutional Class Shares of the Target Fund after fee waivers and expense reimbursements. With respect to the Target Fund’s Investor Class Shares, WCM has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses of Investor Class Shares do not exceed 1.10% of average daily net assets (subject to certain exclusions). Prior to the Reorganization, the Target Fund intends to convert all Investor Class Shares into Institutional Class Shares. See also “The Reorganization—Synopsis—Fees and Expenses” in the Proxy Statement/Prospectus below.
Q.	How do the Funds’ objectives, strategies and risks compare?
A.	The Funds have substantially similar investment objectives, principal investment strategies and risks. The Target Fund’s primary investment objective is long-term capital appreciation. The Acquiring Fund also seeks to provide long-term capital appreciation.

Both the Target Fund and the Acquiring Fund invest in equity securities of [non-U.S. domiciled companies/not located in the the U.S.] Both Funds’ investments may include common stock and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Canadian Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”)). Under normal market conditions, both Funds invest in the securities of companies [located] in at least three different countries [outside the United States] and each Fund may invest in companies of any market capitalization. The primary difference between the principal investment strategies of the Target Fund and the Acquiring Fund relates to the emphasis that each places on a company’s environmental, social and governance (“ESG”) characteristics. The Target Fund includes an analysis of ESG factors as its strategy is focused on identification and analysis of material ESG drivers, which are the most relevant and financially important ESG aspects of a company’s business model. While the Acquiring Fund also includes an analysis of a company’s ESG characteristics, these characteristics are not a principal consideration for its investment strategy.

As the Target Fund and the Acquiring Fund have substantially similar investment objectives and principal investment strategies, the risks are also substantially similar. However, the Acquiring Fund is subject to certain risks in connection with its structure as an ETF and being listed on a securities exchange, which are not applicable to the Target Fund. Additionally, as the ESG analysis is not a principal consideration in the Acquiring Fund’s strategy, risks associated with ESG criteria are not prevalent for the Acquiring Fund.

Q.	Will there be federal income tax consequences to Target Fund shareholders as a direct result of the Reorganization?
A.	The Reorganization itself is expected to qualify as a tax-deferred “reorganization” for federal income tax purposes and, as such, shareholders of the Target Fund receiving shares of the Acquiring Fund pursuant to the Reorganization are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional share of the Acquiring Fund, has their shares redeemed prior to the Closing Date of the Reorganization and the cash value of their Target Fund Shares is returned to them, or if their shares of the Target Fund are transferred by their financial intermediary to a different investment option because they did not hold your shares of the Target Fund through a Qualifying Account. If a shareholder chooses to sell Target Fund Shares prior to the Reorganization, such sale may generate taxable gain or loss; therefore, the shareholder may wish to consult a tax advisor before doing so.
Q.	When will the proposed Reorganization be completed?
A.	If approved by the Target Fund shareholders and the conditions to closing are satisfied (or otherwise waived), the Reorganization is expected to occur during the [third] quarter of 2024 (the “Closing Date”). You can purchase Target Fund shares until the Monday before the Closing Date and you can redeem Target Fund shares until the day before the Closing Date. Any shares not redeemed before the Closing Date will be exchanged for shares of the Acquiring ETF.
Q.	How does the Board of Trustees of the Target Fund recommend that shareholders vote on the proposed Reorganization?
A.	After careful consideration, the Target Board has determined that the Reorganization is in the best interests of the Target Fund and recommends that shareholders vote FOR the proposal.
Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by completing and sending the enclosed proxy card, signed and dated;
•	by phone, by calling the toll-free number listed on your proxy card and following the recorded instructions (no postage is required if mailed in the United States);
•	via the Internet, by visiting the Internet address and following the instructions set forth on your proxy card; or

•	by attending the Meeting—shareholders who attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined in the Proxy Statement/Prospectus), to be admitted to the Meeting.
Q.	Whom should I call if I have any questions?
A.	Please call EQ Fund Solutions LLC, the Funds’ proxy solicitor, at [ ], [weekdays from [ ]:00 a.m. to [ ]:00 p.m. [ ] time].
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Board will consider potential courses of action at that time.

WCM International Equity Fund

235 West Galena Street

Milwaukee, Wisconsin 53212

Notice of Special Meeting of Shareholders

To be held on [August 16], 2024

[                      ], 2024

To the Shareholders of WCM International Equity Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of WCM International Equity Fund, a series of a Delaware statutory trust (the “Target Fund”), will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Glendora, California 91740, on [August 16], 2024, at 10:00 a.m. Pacific time, to consider the following (the “Proposal”), as well as such other business as may properly come before the Meeting:

To approve the Agreement and Plan of Reorganization by and between Investment Managers Series Trust, on behalf of the Target Fund, and First Trust Exchange-Traded Fund, on behalf of its series, the First Trust WCM International Equity ETF, a newly formed actively-managed exchange-traded fund (the “Acquiring Fund”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund and cash in lieu of fractional shares to shareholders of the Target Fund (the “Reorganization”).

The persons named as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other business that may properly come before the Meeting, and any adjournments or postponements thereof.

Only holders of record of shares of the Target Fund as of the close of business on [June 20], 2024 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of Investment Managers
Series Trust, on behalf of WCM International Equity
Fund

[                    ]

[                    ]

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call EQ Fund Solutions LLC at [ ] [Weekdays From [ ]:00 a.m. To [ ]:00 p.m. [ ] Time].

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3.	All Other Accounts: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
WCM International Equity Fund

This document contains a Proxy Statement and Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to the Target Fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in favor of the Proposal as indicated on the cover of the Proxy Statement and Prospectus.

We urge you to review the Proxy Statement and Prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call EQ Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: [                 ].

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 7, 2024

For the Reorganization of

WCM International Equity Fund,

a series of Investment Managers Series Trust

235 West Galena Street

Milwaukee, Wisconsin 53212

(888) 988-9801

into

First Trust WCM International Equity ETF,

a series of First Trust Exchange-Traded Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

PROXY STATEMENT AND PROSPECTUS

[                    ], 2024

This Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of WCM International Equity Fund (the “Target Fund”), an open-end mutual fund organized as a separate series of Investment Managers Series Trust (the “Target Trust”), a Delaware statutory trust organized as an open-end management investment company, and relates to the special meeting of shareholders of the Target Fund called by the Board of Trustees of the Target Fund (the “Target Board”), to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Glendora, California 91740, on [August 16], 2024, at 10:00 a.m. Pacific time, and at any and all adjournments and postponements thereof (the “Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Target Board of proxies to be voted at the Meeting. The purpose of the Meeting is to allow the shareholders of the Target Fund to consider and vote on the Proposal as defined below. The Target Fund and First Trust WCM International Equity ETF (the “Acquiring Fund”), a newly formed actively-managed exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded Fund, a Massachusetts business trust that is registered as an open-end management investment company (the “ETF Trust”), are referred to herein collectively as the “Funds” and, each, a “Fund.”

At the Meeting, shareholders of the Target Fund will be asked to consider and vote upon the proposal as follows (the “Proposal”):

To approve an Agreement and Plan of Reorganization (the “Plan”) by and between the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund and cash in lieu of fractional shares to shareholders of the Target Fund (the “Reorganization”).

If approved and completed, the proposed Reorganization would result in the following:

•	Shareholders of the Target Fund who hold their shares through a brokerage account that can accept shares of the Acquiring Fund (a “Qualifying Account”) would receive a number of Acquiring Fund shares and cash in lieu of any fractional shares equal in value to the aggregate net asset value of the Target Fund shares held as of the close of normal trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the closing of the Reorganization;

•	Shareholders of the Target Fund who do not hold their shares through a brokerage account that can accept shares of the Acquiring Fund (a “Non-Qualifying Account”) would have their shares redeemed by the Target Fund prior to the closing of the Reorganization and would receive a cash distribution from the Target Fund’s assets equal in value to the aggregate net asset value of the Target Fund shares held by such Target Fund shareholder as of the close of normal trading on the NYSE on the date of such redemption; and
•	The Target Fund would be dissolved, liquidated and terminated as provided in the Plan.

In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an open-end mutual fund and the Target Board will consider potential courses of action at that time.

The Target Board has unanimously determined that the Reorganization is in the best interests of the Target Fund, and the Target Board unanimously recommends that you vote FOR the Proposal.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the Proposal or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [                ], 2024. Target Fund shareholders of record as of the close of business on [June 20], 2024 are entitled to notice of and to vote at the Meeting as may be adjourned or postponed.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The Acquiring Fund will list and trade its shares on NYSE Arca, Inc. (“NYSE Arca”). Shares of the Acquiring Fund are not redeemable individually and therefore liquidity for individual shareholders of the Acquiring Fund will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the Acquiring Fund shares.

The below documents have been filed with the SEC and contain additional information about the Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Proxy Statement/Prospectus, dated [ ], 2024;
(ii)	the prospectus and Statement of Additional Information of the Target Fund, dated April 30, 2024, relating to shares of the Target Fund (SEC File No. 333-122901); and
(iii)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2023 (SEC File No. 811-21719).

No other parts of the Target Fund’s Annual Report to shareholders are incorporated by reference herein.

The foregoing documents are available upon request at no charge by calling 1-888-988-9801, by writing to the Target Trust at 235 West Galena Street, Milwaukee, Wisconsin 53212, or online at WCM’s website at www.wcminvestfunds.com. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund at this time.

-ii-

The Target Fund is, and when the Acquiring Fund’s registration statement has gone effective, the Acquiring Fund will be, subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statements, registration statements and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov.

This Proxy Statement/Prospectus serves as a prospectus for the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iii-

TABLE OF CONTENTS

THE REORGANIZATION	1
A. Synopsis	1
The Proposed Reorganization	1
Background and Reasons for the Proposed Reorganization	2
Material Federal Income Tax Consequences of the Reorganization	3
Comparison of the Funds	4
Fees and Expenses	8
B. Risk Factors	10
Principal Risks Comparison	16
Principal Risks Related to the Proposed Reorganization	16
C. Information About the Reorganization	16
General	17
Terms of the Reorganization	18
Background and Trustees’ Considerations Relating to the Proposed Reorganization	20
Capitalization	21
Description of the Shares to be Issued by the Acquiring Fund	21
Federal Income Tax Consequences	23
D. Additional Information About the Investment Policies and Management of the Funds	23
General Comparison of the Target Fund and Acquiring Fund	23
Principal Investment Strategies and Policies	23
Principal Investments	25
Non-Principal Investments	26
Non-Principal Risks	26
Fundamental Investment Policies	27
ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND ACQUIRING FUND	30
Form of Organization	30
Governing Documents	30
Target Fund and Acquiring Fund Service Providers	37
Federal Tax Matters Associated with an Investment in the Acquiring Fund	38
How to Buy and Sell Acquiring Fund Shares	41
Other Information–Continuous Offering of the Acquiring Fund	42
Net Asset Value–Acquiring Fund	43
Premium/Discount Information Regarding the Acquiring Fund	44

GENERAL INFORMATION	45
Voting Process	46
Share Ownership of the Target Fund and the Acquiring Fund	47
Shareholder Proposals	47
Shareholder Communications	47
Fiscal Year	47
Legal Proceedings	47
Annual Report Delivery	47
Other Information	48
OTHER MATTERS TO COME BEFORE THE MEETING	49
EXHIBIT A AGREEMENT AND PLAN OF REORGANIZATION	A-1

THE REORGANIZATION

You are being asked to vote at the Meeting to approve the reorganization of the Target Fund into the Acquiring Fund. Specifically, you are being asked to consider and approve the Plan, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund and cash in lieu of fractional shares, as applicable, to shareholders of the Target Fund (the “Reorganization”). The Target Board recommends a vote “FOR” the Plan.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the accompanying SAI and the appendices thereto, including the Agreement and Plan of Reorganization. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

WCM, the investment adviser to the Target Fund, recommended to the Target Trust’s Board of Trustees that the Target Fund be reorganized into the Acquiring Fund, a newly created series of First Trust Exchange-Traded Fund for which First Trust would serve as the investment adviser. First Trust currently manages other exchange-traded funds that are investment portfolios of First Trust Exchange-Traded Fund. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. WCM will serve as investment sub-adviser to the Acquiring Fund, and it is expected that the Acquiring Fund’s portfolio will be managed by the portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio. The investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund are substantially similar to those of the Target Fund, as discussed in more detail in the Proxy Statement/Prospectus.

WCM recommended the Reorganization to the Target Trust’s Board of Trustees because WCM believes that First Trust has extensive experience providing investment advisory services to mutual funds and ETFs; that the Target Fund can benefit from First Trust’s investment advisory experience, and that First Trust can differentiate the Acquiring Fund in the marketplace; and that First Trust has a track record of successfully increasing assets for smaller funds with relatively short track records, and could potentially add size and scale to the Fund, therefore resulting in decreased operating expenses over the long term. WCM and First Trust believe reorganizing the Target Fund into the Acquiring Fund, which is structured as an ETF, offers a better value proposition for shareholders than a traditional open-end mutual fund, primarily because of consistent costs through the unitary management fee structure (discussed below), superior transaction flexibility, and the possibility of advantageous tax treatment.

If shareholders of the Target Fund approve the Proposal and the Reorganization is completed:

(i)	each Target Fund shareholder who holds their shares through a Qualifying Account will receive a number of shares of the Acquiring Fund and cash in lieu of fractional shares, if any, equal in value to the aggregate net asset value of the Target Fund shares held by such shareholder as of the close of normal trading on the NYSE on the business day immediately prior to the closing of the Reorganization; and
(ii)	each Target Fund shareholder who holds their shares through a Non-Qualifying Account will have their shares redeemed by the Target Fund prior to the closing of the Reorganization and will receive a cash distribution from the Target Fund’s assets equal in value to the aggregate net asset value of the Target Fund shares held as of the close of normal trading on the NYSE on the date of such redemption;

Following the Reorganization, each Target Fund shareholder will cease to be a shareholder of the Target Fund and each Target Fund shareholder who receives shares of the Acquiring Fund will become a shareholder of the Acquiring Fund. Shares of the Target Fund would be exchanged for shares of the Acquiring Fund, in general, without recognizing taxable income or gain for federal income tax purposes (although Target Fund shareholders who receive cash for their shares or for fractional shares may incur certain tax liabilities). See “—Information About the Reorganization—Federal Income Tax Consequences” below for a further discussion of the tax implications of the Reorganization. Specifically, the Acquiring Fund will issue to Target Fund shareholders book-entry interests for the shares of the Acquiring Fund registered in a “street name” brokerage account held for the benefit of such shareholders. If a shareholder does not hold Target Fund shares in a Qualifying Account and receives cash in exchange for their Target Fund Shares, different tax considerations apply and they may incur certain tax liabilities. Like shares of the Target Fund, shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur during the [third] quarter of 2024, or such other date as agreed to by the parties. Following the Reorganization, the Target Fund will be dissolved, liquidated and terminated as provided in the Plan. If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an open-end mutual fund and the Target Board will consider potential courses of action at that time. If the Reorganization is approved, the Acquiring Fund will adopt the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Reorganization. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund.

Background and Reasons for the Proposed Reorganization

The Target Board considered the Reorganization at a meeting held on April 29, 2024. At that meeting, representatives of WCM and First Trust Advisors L.P. (“First Trust” or the “Advisor”), the investment advisor for the Acquiring Fund, discussed with the Board its reasons for proposing the Reorganization. In approving the Reorganization, the Target Board considered, among other things: (1) that the Reorganization was recommended by WCM, the current advisor to the Target Fund; (2) the terms of the Reorganization; (3) the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders that hold their Target Fund shares through Non-Qualifying Accounts); (4) that the Funds have substantially similar investment objectives, principal investment strategies, principal risks and investment limitations; (5) that First Trust and WCM are the investment advisor and sub-advisor, respectively, of the Acquiring Fund; (6) that the WCM portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio will continue to provide the day-to-day management of the Acquiring Fund’s portfolio; (7) that the Acquiring Fund has the same management fee as the Target Fund; (8) that the Acquiring Fund operates under a unitary fee structure, under which First Trust has agreed to pay all expenses incurred by the Acquiring Fund, except for the management fee and certain other expenses; (9) that the unitary fee rate paid by the Acquiring Fund is the same as the expense cap rate with respect to the Target Fund’s Institutional Class Shares and, as a result, the Acquiring Fund is expected to have the same total annual fund operating expenses than those of the Institutional Class Shares of the Target Fund after fee waivers and expense reimbursements; (10) that WCM believes that reorganizing the Acquired Fund into the Acquiring Fund will create greater potential for long-term viability than continuing to operate the Acquired Fund as a mutual fund; (11) that the Acquiring Fund has the potential to provide shareholders advantageous tax treatment as compared to the Target Fund; (12) that Acquiring Fund shareholders are able to purchase and sell Acquiring Fund shares throughout the trading day at the then-prevailing market price on the exchange; (13) that some shareholders will receive cash for Target Fund shares held in Non-Qualifying Accounts and in lieu of any fractional shares of the Acquiring Fund; and that such shareholders will generally be required to recognize gain or loss upon the receipt of cash for such shares; (14) that Target Fund shareholders holding their shares through a Qualifying Account will receive Acquiring Fund shares and cash with the same aggregate net asset value as their Target Fund shares immediately prior to the Reorganization; (15) that, prior to the Reorganization, Target Fund shareholders holding their shares through a Non-Qualifying Account will have their shares redeemed and will receive cash equal in value to the aggregate net asset value of the shares of the Acquired Fund as of the close of normal trading on the NYSE on the date of such redemption; (16) the quality and experience of the Acquiring Fund’s service providers; (17) the experience and background of the ETF Trust’s independent trustees; (18) that the Reorganization would not result in the dilution of shareholders’ interests; (19) that First Trust and WCM, and not the Target Fund, will bear all costs of the Reorganization; (20) that the Reorganization will be submitted to the shareholders of the Target Fund for their approval; (21) that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization; (22) that the Target Fund may benefit from being part of the larger First Trust fund complex with the potential for growth in assets due to the resources that First Trust has devoted to the distribution and marketing of its funds; and (23) that liquidation of the Target Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for U.S. federal income tax purposes.

Each of the Target Board and the Board of Trustees of the ETF Trust (the “ETF Trust Board”) has concluded that the Reorganization is in the best interests of its respective Fund and the interests of the existing shareholders of the respective Fund will not be diluted as a result of the Reorganization. See “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Target Board in approving the proposed Reorganization.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, in general, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization other than with respect to the cash paid for fractional shares and cash paid for shares held through a Non-Qualifying Account. As a condition of closing the Reorganization, the Funds will obtain an opinion from legal counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended. Different tax considerations apply if a shareholder does not hold their Target Fund Shares via a brokerage account that can accept shares of the Acquiring Fund at the closing of the Reorganization and therefore have their investment liquidated.

Comparison of the Funds

General. The Target Fund is a diversified, open-end mutual fund created as a series of Investment Managers Series Trust, an open-end management investment company organized as a Delaware statutory trust. The Acquiring Fund is a newly created, diversified, actively managed ETF that is a series of the ETF Trust, organized as a Massachusetts business trust. The following sets forth generally some of the primary differences between a mutual fund (such as the Target Fund) and an ETF (such as the Acquiring Fund).

Mutual Funds	Exchange-Traded Funds

•  Mutual funds may offer multiple share classes with different sales charges, expenses, and/or minimum investments.

•  Mutual fund investors may purchase and redeem shares directly from the mutual fund (through a distributor or financial intermediary).

•  Mutual funds will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share.

•  Mutual funds are not listed for trading on securities exchanges.

•  Many ETFs, including the Acquiring Fund, do not issue multiple classes of shares.

•  Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•  ETFs will issue or redeem shares at NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price which be above (at a premium) or below (at a discount) NAV or the intraday value of the ETF’s holdings. An authorized participant is a member or participant of a clearing agency registered with the Securities and Exchange Commission, which has a written agreement with the ETF and or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units.

•  ETFs are listed of securities exchanges and may be bought and sold on such exchanges.

As a result of these structural differences, there are certain anticipated benefits associated with the ETF structure, including, but not limited to the following:

•	Additional Trading Flexibility. As a shareholder of the Target Fund, you can only purchase or redeem shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will have additional trading flexibility by being able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.
•	Increased Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. The Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at [ ].
•	Potential for Enhanced Tax Efficiency. Current shareholders of the Target Fund are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally make fewer taxable sales of assets than mutual funds due to the secondary market liquidity of the ETF structure and the mechanics of the share creation and redemption process for ETFs that allow ETFs to acquire and redeem securities in-kind, which in turn may allow ETFs to reduce the recognition of taxable capital gains.

There are, however, certain risks associated with the ETF structure as well, including, but not limited to the following:

•	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Acquiring Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Acquiring Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
•	Trading Risk. The market prices of shares of the Acquiring Fund are expected to fluctuate, in some cases materially, in response to changes in the Acquiring Fund’s NAV, the intra-day value of the Acquiring Fund’s holdings, and supply and demand for shares. First Trust and WCM cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. You may pay significantly more or receive significantly less than NAV during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Acquiring Fund’s shares is expected to vary over time based on the Acquiring Fund’s trading volume and market liquidity and may increase if the Acquiring Fund’s trading volume, the spread of the Acquiring Fund’s underlying securities, or market liquidity decrease.

Investment Objectives and Principal Investment Strategies. The investment objectives and strategies of the Target Fund and the Acquiring Fund are substantially similar. As a result, the Target Fund and the Acquiring Fund are subject to substantially similar risks associated with such investments and strategies. The primary differences between the Target Fund and the Acquiring Fund are that the Target Fund is structured as a mutual fund and the Acquiring Fund is structured as an ETF, that they have a different advisory structure, that the Target Fund is not listed on a securities exchange and the Acquiring Fund will trade on the NYSE Arca, and that the Acquiring Fund’s environmental, social and governance (“ESG”) considerations are not a principal consideration for its investment strategy. The Target Fund is advised by WCM, which provides the day-to-day management of the Target Fund. The Acquiring Fund will be advised by First Trust, which will provide oversight to the Acquiring Fund; however, WCM will serve as the sub-adviser to the Acquiring Fund and will continue to provide the day-to-day management of the Acquiring Fund. WCM will use the same portfolio management team that currently manages the Target Fund. The similarities and differences between the Funds’ investment objectives, principal strategies and fundamental policies and other investment strategies and policies are highlighted below. For a full comparison of the investment objectives and investment strategies of the Target Fund and the Acquiring Fund, see “Additional Information About the Investment Policies and Management of the Funds” herein. In addition, see “Additional Information About the Investment Policies and Management of the Funds—Fundamental Investment Policies” for a comparison of the fundamental investment policies of the Funds.

The Target Fund and Acquiring Fund have substantially similar investment objectives, as shown below:

Investment Objectives
Target Fund	Acquiring Fund
The investment objective of the Target Fund is long-term capital appreciation.	The Acquiring Fund seeks to provide investors with long-term capital appreciation.

Principal Investment Strategies

The Target Fund and the Acquiring Fund have substantially similar principal investment strategies and policies.

Each of the Target Fund and the Acquiring Fund invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of [non-U.S. domiciled companies/not located in the the U.S.] Such equity securities may include common stock and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Canadian Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”)). ADRs and CDRs are receipts that represent interests in foreign securities held on deposit by U.S. and Canadian banks or trust companies, respectively. EDRs and GDRs have the same qualities as ADRs, although they may be traded in several international trading markets.

Each Fund may invest in equity securities or depositary receipts of companies located in developed countries and in emerging market and frontier market countries. Emerging market and frontier market countries are those countries with low- to middle-income economies as classified by the World Bank, or included in any of the [Morgan Stanley Capital International (“MSCI”)] emerging markets or frontier markets indices. For each Fund WCM, as the adviser for the Target Fund and the sub-adviser for the Acquiring Fund, considers a company to be located in a country: (i) if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country; or (ii) if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. Under normal market conditions, each Fund invests in the equity securities of companies [located] in at least three different countries [outside of the United States], and each Fund may invest in securities of any market capitalization. From time to time, each Fund may invest a significant portion of its assets in the securities of companies domiciled in one or a few countries or regions.

WCM’s investment process for each Fund begins with bottom-up, fundamental research, which involves examining and ranking companies based on the following factors: (i) the company’s corporate performance; (ii) the company’s competitive position; (iii) the company’s potential future growth; and (iv) the company’s intrinsic value. For each Fund, WCM’s fundamental research also involves an analysis of the ESG characteristics of companies. How WCM approaches this ESG analysis is slightly different for each Fund. For the Target Fund, WCM’s strategy is focused on identification and analysis of material ESG drivers, which are the most relevant and financially important ESG aspects of a company’s business model. WCM’s environmental assessment includes identifying companies that provide products or services that are tied to an environmental competitive advantage as compared to their peers. WCM’s screening ESG screening process for the Target Fund also excludes companies that are involved in certain industries, including tobacco, gambling, civil firearms, controversial weapons and pornography. For the Acquiring Fund, while WCM’s fundamental research also involves an analysis of a company’s ESG characteristics, the ESG considerations are not the principal consideration for its investment strategy.

Risks of the Funds. As the Target Fund and the Acquiring Fund have substantially similar principal investment strategies, they are subject to similar risks. However, the Target Fund’s analysis of ESG criteria as a principal consideration for its strategy subjects it to greater exposure to the risks associated with ESG criteria. Both Funds are nonetheless subject to equity securities risk, emerging market risk, non-U.S. securities risk and frontier markets risk, among others. Each Fund is also subject to different risks resulting from the differences in their structure, including the differences between mutual funds and ETFs and the fact that the Acquiring Fund is traded on securities exchanges while the Target Fund is not. The Reorganization is also subject to certain risks, such as the risk that the anticipated benefits of the Reorganization may not be realized. See “—Risk Factors” below.

Fundamental Policies. In addition to having substantially similar investment objectives and investment strategies, the Funds are subject to substantially similar fundamental policies. For each Fund, these restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. See “Additional Information About the Investment Policies and Management of the Funds —Fundamental Investment Policies” below.

Description of the Shares. The shares of the Target Fund and the Acquiring Fund have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. See “Information About the Reorganization—Description of the Shares to be Issued by the Acquiring Fund” below.

Share Information.

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Appraisal or Exchange Rights	Rights to Cumulative Voting	Exchange on which Shares are Listed
Target Fund – Investor Class Shares	Unlimited	[ ]	$0.01	May be exchanged for shares of the same class of any other Target Trust fund managed by WCM with reciprocal exchange privileges	None	N/A
Target Fund – Institutional Class Shares	Unlimited	[ ]	$0.01	May be exchanged for shares of the same class of any other Target Trust fund managed by WCM with reciprocal exchange privileges	None	N/A
Acquiring Fund	Unlimited	0	$0.01	None	None	NYSE Arca
(1) As of [ ], 2024. Prior to the Reorganization, the Target Fund intends to convert all Investor Class Shares into Institutional Class Shares.

Distributions and Dividend Reinvestment Plan. The Target Fund makes distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Target Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year. Distributions by the Target Fund are reinvested in additional shares, unless a shareholder elects otherwise.

Dividends from net investment income of the Acquiring Fund, if any, are expected to be declared and paid semi-annually by the Acquiring Fund. The Acquiring Fund will distribute its net realized capital gains, if any, to shareholders at least annually. Distributions in cash from the Acquiring Fund may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker.

Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of the Target Fund and the Acquiring Fund. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the fees and expenses shown for the Acquiring Fund are pro forma estimates based on its unitary fee structure. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Target Fund Investor Class Shares	Target Fund Institutional Class Shares	Acquiring Fund pro forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None(1)
Maximum deferred sales charge (load)	None	None	None(1)
Wire fee	$20	$20	None
Overnight check delivery fee	$25	$25	None
Retirement account fees (annual maintenance fee)	$15	$15	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%[3]
Distribution and Service (12b-1) Fees	0.25%	None	None[4]
Other Expenses	0.63%	0.63%	None
Shareholder service fee	0.10%	0.10%	None
All other expenses	0.53%	0.53%	None
Total Annual Fund Operating Expenses	1.73%	1.48%	0.85%
Fees waived and/or expenses reimbursed	(0.63%)[2]	(0.63%)[2]	0.00%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.10%	0.85%	0.85%

________________

(1) As an ETF, the Acquiring Fund trades on the NYSE Arca and does not charge a sales load or a redemption fee on individual shares. When buying or selling Acquiring Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of the Acquiring Fund and shareholders redeeming Creation Units of the Acquiring Fund must pay a standard creation or redemption transaction fee.

(2) WCM has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% and 0.85% of the average daily net assets of the Target Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until April 30, 2034, and may be terminated before that date only by the Target Board. WCM is permitted to seek reimbursement from the Target Fund, subject to certain limitations, of fees waived or payments made to the Target Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Target Fund if the reimbursement will not cause the Target Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

(3) The Acquiring Fund’s management agreement provides that First Trust will pay substantially all expenses of the Acquiring Fund (including expenses of the Acquiring Fund Trust relating to the Target Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Acquiring Fund’s business.

(4) The Board of Trustees of the Acquiring Fund has approved a Rule 12b-1 plan for the Fund. Accordingly, Rule 12b-1 fees may be imposed in the future without shareholder approval. The Acquiring Fund does not currently pay 12b-1 fees, pursuant to a contractual arrangement.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Target Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return. The example reflects the Target Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown, whether you hold or sell your shares.

	1 Year	3 Years	5 Years	10 Years
Target Fund - Investor Class Shares	$112	$350	$606	$1,340
Target Fund - Institutional Class Shares	$87	$271	$471	$1,049
Acquiring Fund	$87	$271	$471	$1,049

Performance

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund. The bar chart provides some indication of the risks of investing in the Target Fund by showing you how the performance of the Institutional Class Shares of the Target Fund has varied from year to year. The table below shows how the how the average annual total returns of the Target Fund compare with the average annual total returns of broad-based market index. The Target Fund’s past performance is not indicative of how the Acquiring Fund will, or is expected to, perform in the future.

Calendar Year Total Returns as of 12/31(1)

(1)	The Target Fund’s calendar year-to-date total return based on net asset value for the period 1/1/24 to [ ] was [ ]%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
16.25%	Quarter Ended 12/31/2022	(13.96)%	Quarter Ended 6/30/2022

Target Fund Performance	1 Year	Since Inception(1)
Institutional Class Shares – Return before Taxes	13.83%	12.98%
Institutional Class Shares – Return After Taxes on Distributions(2)	12.66%	12.26%
Institutional Class Shares – Return After Taxes on Distributions and Sale of Fund Shares(2)	8.46%	10.06%
Investor Class Shares – Return before Taxes	13.59%	12.69%
Index Performance
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	15.62%	11.64%

(1)	Inception date was March 31, 2020.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and after-tax returns for classes other than Institutional Class will vary from returns shown for Institutional Class.

B. Risk Factors

In evaluating the Reorganization, you should carefully consider the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. An investment in the Acquiring Fund may not be appropriate for all shareholders. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Because the investment objective and investment strategies of the Target Fund and the Acquiring Fund are substantially similar, they are subject to substantially similar principal investment risks. As a primary distinction between the Funds, the Acquiring Fund is structured as an ETF, subjecting it to the risks associated with being an ETF, such as authorized participant concentration risk and market maker risk. In addition, the Target Fund’s analysis of ESG criteria as a principal consideration for its strategy subjects it to greater exposure to the risks associated with ESG criteria. A full examination of the differences between the investment strategies of the Target Fund and the Acquiring Fund are available under “Additional Information About the Investment Policies and Management of the Funds–Principal Investment Strategies.”

Principal Risks Comparison

Risk is inherent in all investing. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following table provides a comparison of the principal risks of the Target Fund and the Acquiring Fund. The principal risks below should be considered in your evaluation of the Reorganization. Because the table categorizes risk heading titles only, it is possible that the descriptions of the risks could encompass broader concepts for one Fund compared to another Fund or include multiple associated risks under a single heading. A risk listed as applicable to only one of the Funds may be applicable to both Funds, but covered under a separate risk heading. Therefore, a description of the risks associated with each heading is included below the table to provide a more detailed discussion of each risk.

Principal Investment Risk	Target Fund	Acquiring Fund
Currency Risk	X	X
Current Market Conditions Risk/Recent Market Events	X	X
Cyber Security Risk	X	X
Depositary Receipts Risk		X
Emerging Markets Risk	X	X
Equity Securities Risk	X	X
ESG Criteria Risk	X
Europe Risk		X
Financial Companies Risk		X
Frontier Markets Risk	X	X
Industrials Companies Risk		X
International Closed Market Trading Risk		X
Large Capitalization Companies Risk		X
Liquidity Risk	X	X
Management Risk/Management and Strategy Risk	X	X
Market Capitalization Risk	X	X
Market Risk	X	X
Non-U.S. Securities Risk/Foreign Investment Risk	X	X
Operational Risk		X
Sector Focus Risk	X
Significant Exposure Risk		X
Smaller Companies Risk		X

Principal Investment Risks Applicable to ETFs	Target Fund	Acquiring Fund
Authorized Participant Concentration Risk		X
Index or Model Constituent Risk		X
Market Maker Risk		X
Premium/Discount Risk		X
Trading Issues Risk		X

Risks Applicable to both the Target Fund and the Acquiring Fund

The following principal risks are applicable to each of the Target Fund and the Acquiring Fund. References below to the “Fund” apply to both the Target Fund and the Acquiring Fund.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities, and therefore the value of such investments or dividends in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Current Market Conditions Risk/Recent Market Events. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates, and the Federal Reserve has begun the process to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Emerging Markets Risk. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting, auditing and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. For funds that track an index or are managed based upon a benchmark, the index may not weight the securities in emerging market countries on the basis of investor protection limitations, financial reporting quality or available oversight mechanisms. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks is the result of potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Liquidity Risk. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value and the bid/ask spread on the Fund's shares may widen.

Management Risk/Management and Strategy Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Market Risk. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk/Foreign Investment Risk. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Risks Applicable to the Acquiring Fund

The following principal risks are applicable to the Acquiring Fund. References below to the “Fund” apply to the “Acquiring Fund”.

Depositary Receipts Risk. Depositary receipts represent equity interests in a foreign company that trade on a local stock exchange. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Europe Risk. The Fund may invest in the securities of European issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU. After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.

Industrials Risk. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.

International Closed Market Trading Risk. Because securities held by the Fund trade on non-U.S. exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market) used for purposes of calculating the Fund's net asset value, resulting in premiums or discounts to the Fund’s net asset value that may be greater than those experienced by other exchange-traded funds. In addition, shareholders may not be able to purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.

Large Capitalization Companies Risk. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Significant Exposure Risk. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Smaller Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management in experience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Risks Applicable to the Acquiring Fund as an ETF

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund's shares and the Fund's net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

Index or Model Constituent Risk. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.

Market Maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Premium/Discount Risk. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Principal Risks Related to the Proposed Reorganization

The following are principal risks related to the proposed Reorganization and are applicable to both the Target Fund and the Acquiring Fund:

Anticipated Benefits Risk. Although it is anticipated that the Reorganization will lead to certain benefits for Target Fund shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Tax Risk. In addition to the foregoing risks of investing in the Acquiring Fund, there is tax risk associated with the proposed Reorganization. Chapman and Cutler LLP is providing an opinion that the Reorganization will be a “reorganization” for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of Acquiring Fund’s counsel. The opinion of Acquiring Fund’s counsel’s is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country.

C. Information About the Reorganization

General

The Target Board has unanimously approved, and the shareholders of the Target Fund are being asked to approve, the Plan by and between the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, and the transactions it contemplates, including the reorganization of the Target Fund into the Acquiring Fund in exchange for shares of the Acquiring Fund and cash in lieu of fractional shares, in general, without recognizing taxable income or gain for federal income tax purposes as provided for herein. The Board of Trustees of each Fund has determined that the proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. Abstentions, if any, will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

General. The Plan seeks to provide for the reorganization of the Target Fund into the Acquiring Fund, pursuant to which the Target Fund would: (i) transfer all of its assets to the Acquiring Fund in exchange for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) with cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) immediately distribute such newly issued Acquiring Fund Shares and cash in lieu of fractional shares to its shareholders, as applicable.

Shareholders of the Target Fund who hold their Target Fund Shares through a Qualifying Account will receive a number of shares of the Acquiring Fund and cash in lieu of fractional shares, if any, equal in value to the aggregate net asset value of the Target Fund shares held by such shareholder as of the close of normal trading on the NYSE on the business day immediately prior to the closing of the Reorganization. The value of the Target Fund’s net assets and liabilities will be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (the “Valuation Time”). Shareholders of the Target Fund who hold their Target Fund Shares in a Non-Qualifying Account will have their shares redeemed by the Target Fund prior to the closing of the Reorganization and will receive from the assets of the Target Fund a cash distribution equal in value to the aggregate net asset value of the Target Fund shares held by such Target Fund Shareholder as of the close of normal trading on the NYSE on the date of such redemption.

The closing date is expected to be during the [third] quarter of 2024 (the “Closing Date”). If the proposal to approve the Reorganization as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to be completed shortly after the Meeting. In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an open-end mutual fund and the Target Board will consider potential courses of action at that time.

Acquiring Fund Shares to be Issued. The newly issued Acquiring Fund Shares in the Reorganization will be distributed (either directly or through an agent) to Target Fund shareholders who hold their Target Fund Shares through a Qualifying Account upon the conversion of their Target Fund shares in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund immediately prior to the closing of the Reorganization. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. If a Target Fund shareholder does not hold their shares of the Target Fund through a Qualifying Account prior to the closing of the Reorganization, such shareholder may not receive shares of the Acquiring Fund as part of the Reorganization. Instead, these shareholder’s may have their investment liquidated and the shareholder will receive cash equal in value to the aggregate NAV of their Target Fund Shares as of the close of normal trading on the NYSE on the date of such liquidation.

The exchange of Target Fund shares for Acquiring Fund Shares through the Reorganization is expected to occur without recognizing taxable income or gain for federal income tax purposes, although Target Fund shareholders who receive cash for their fractional shares (as no fractional Acquiring Fund Shares will be distributed through the Reorganization) or who don’t hold shares in a Qualifying Account and whose shares are redeemed by the Target Fund prior to the Closing Date of the Reorganization, may incur certain tax liabilities. These considerations are general in nature and apply with respect to Target Fund Shareholders that have their Target Fund Shares exchanged for Acquiring Fund Shares. Different tax considerations apply to Target Fund Shareholders who do not hold Target Fund Shares via a Qualifying Account and therefore have their investment liquidated. In some cases, the liquidation of your investment and return of cash may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

Expenses. The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by First Trust and WCM. Direct Reorganization related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs; and (g) other related administrative or operational costs. First Trust and WCM estimate that the amount of direct expenses to be incurred by First Trust and WCM will be approximately $[           ]. The Target Fund will bear any indirect expenses, such as any repositioning of its portfolio in advance of the Reorganization. Certain emerging market countries may not permit the in-kind transfer of securities from the Target Fund to the Acquiring Fund. To the extent the Target Fund holds such securities, it will sell the securities in advance of the Reorganization and transfer cash to the Acquiring Fund. The Target Fund will bear the transaction costs associated with the sale of the securities and the Acquiring Fund will bear the transaction costs associated with the reinvestment of the cash received.

Amendments. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Funds as specifically authorized by each board of trustees of the Funds. Notwithstanding the foregoing, following the receipt of Target Fund shareholder approval of the Plan, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the shareholders of the Target Fund under the Plan to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Plan, the closing of the Reorganization is subject to the satisfaction or waiver (if permissible) of certain conditions, which include: (i) the requisite approval of the Plan by the shareholders of the Target Fund; (ii) the delivery of all required consents, orders and permits of federal, state and local regulatory authorities; (iii) the receipt by each Fund of customary legal opinions; and (iv) each Fund’s receipt of an opinion that the Reorganization will be a “reorganization” for federal income tax purposes (which condition to receive such opinion may not be waived).

Termination. The Plan may be terminated by the mutual agreement of the parties and may be effected by the President or any Vice President of the Target Fund and Acquiring Fund, respectively, without further action by either the Target Board or the ETF Trust Board. Additionally, the Plan may be terminated by either Fund, at its option, at or before the closing of the Reorganization due to: (i) a breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the closing of the Reorganization, if not cured within 30 days of notification to the breaching party and prior to the closing of the Reorganization; (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; (iii) a determination by the board of trustees of either the Target Fund or the ETF Trust, on behalf of its series, the Acquiring Fund, that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund; or (iv) termination of the agreement between WCM and First Trust, whereby WCM would transfer its investment advisory business relating to the Target Fund to First Trust.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

The Target Board considered and discussed the Reorganization at a meeting held on April 29, 2024, and approved the Reorganization and the Plan subject to shareholder approval.

In approving the Reorganization, the Target Board considered WCM’s beliefs that the Target Fund could potentially benefit from the services expected to be offered in connection with the Acquiring Fund’s relationship with First Trust; that First Trust has extensive experience providing investment advisory services to mutual funds and ETFs; that the Target Fund can benefit from First Trust’s investment advisory experience; and that First Trust can differentiate the Acquiring Fund in the marketplace and add the Acquiring Fund to First Trust’s existing distribution networks, which could potentially add size and scale to the Fund.

In considering the Reorganization, the Target Board reviewed the proposed Reorganization from the point of view of the interests of the Target Fund and its shareholders. In approving the proposed Reorganization, the Target Board (with the advice and assistance of independent counsel) considered, among other things:

•	that the Reorganization was recommended by WCM, the current advisor to the Target Fund;
•	the terms of the Reorganization;
•	the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except with respect to cash received by shareholders in lieu of fractional shares, if any, and cash received by shareholders of that hold their Target Fund shares through Non-Qualifying Accounts);
•	that the Funds have substantially similar investment objectives, principal investment strategies, principal risks and investment limitations;
•	that First Trust and WCM are the investment advisor and sub-advisor, respectively, of the Acquiring Fund;
•	that the WCM portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio will continue to provide the day-to-day management of the Acquiring Fund’s portfolio;
•	that the Acquiring Fund has the same management fee as the Target Fund;
•	that the Acquiring Fund operates under a unitary fee structure, under which First Trust has agreed to pay all expenses incurred by the Acquiring Fund, except for the management fee and certain other expenses;
•	that the unitary fee rate paid by the Acquiring Fund is the same as the expense cap rate with respect to the Target Fund’s Institutional Class Shares and, as a result, the Acquiring Fund is expected to have the same total annual fund operating expenses than those of the Institutional Class Shares of the Target Fund after fee waivers and expense reimbursements;
•	that WCM believes that reorganizing the Acquired Fund into the Acquiring Fund will create greater potential for long-term viability than continuing to operate the Acquired Fund as a mutual fund;
•	that the Acquiring Fund has the potential to provide shareholders advantageous tax treatment as compared to the Target Fund;
•	that Acquiring Fund shareholders are able to purchase and sell Acquiring Fund shares throughout the trading day at the then-prevailing market price on the exchange;
•	that some shareholders will receive cash for Target Fund shares held in Non-Qualifying Accounts and in lieu of any fractional shares of the Acquiring Fund; and that such shareholders will generally be required to recognize gain or loss upon the receipt of cash for such shares;
•	that Target Fund shareholders holding their shares through a Qualifying Account will receive Acquiring Fund shares and cash with the same aggregate net asset value as their Target Fund shares immediately prior to the Reorganization;

•	that, prior to the Reorganization, Target Fund shareholders holding their shares through a Non-Qualifying Account will have their shares redeemed and will receive cash equal in value to the aggregate net asset value of the shares of the Acquired Fund as of the close of normal trading on the NYSE on the date of such redemption;

•	the quality and experience of the Acquiring Fund’s service providers;

•	the experience and background of the ETF Trust’s independent trustees;
•	that the Reorganization would not result in the dilution of shareholders’ interests;
•	that First Trust and WCM, and not the Target Fund, will bear all costs of the Reorganization;
•	that the Reorganization will be submitted to the shareholders of the Target Fund for their approval;
•	that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization;
•	that the Target Fund may benefit from being part of the larger First Trust fund complex with the potential for growth in assets due to the resources that First Trust has devoted to the distribution and marketing of its funds; and
•	that liquidation of the Target Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for U.S. federal income tax purposes.

The Target Board also considered that WCM had an interest in recommending the Reorganization to the Target Board. If shareholders of the Target Fund approve the Reorganization, WCM will serve as investment sub-advisor and will receive fees from First Trust for its services to the Acquiring Fund.

After consideration of these and other factors it deemed appropriate, the Target Board, including all trustees who are not “interested persons” of the Target Trust, approved the proposed Agreement and Plan of Reorganization and the Reorganization contemplated thereby, and determined that the Reorganization would be in the best interests of the Target Fund and its shareholders. The Target Board also determined that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Target Board, including the Independent Trustees, unanimously recommends that shareholders of the Target Fund approve the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund as of [       ], 2024 and the pro forma capitalization of the Acquiring Fund as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date. Prior to the Reorganization, the Target Fund intends to convert all Investor Class Shares into Institutional Class Shares.

	Target Fund Investor Class Shares	Target Fund Institutional Class Shares	Acquiring Fund (pro forma)
Shareholders’ Equity:

Net Asset Value per Share, $0.01 par value per share, [                 ] shares

outstanding for the Target Fund Investor Class Shares, [                 ] shares

outstanding for the Target Fund Institutional Class Shares, and $0.01 par

value per share, [            ] shares outstanding for the Acquiring Fund (pro forma)

	$[ ]	$[ ]	$[ ]

Net Assets	$[ ]	$[ ]	$[ ]

Description of the Shares to be Issued by the Acquiring Fund

General. As a general matter, the shares of the Target Fund and the Acquiring Fund have similar voting rights (with certain differences noted in the chart under “Additional Information About the Target Fund and Acquiring Fund—Governing Documents”) and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote.

The shares of the Target Fund are not currently listed or traded on any exchange. If the Reorganization is consummated the Target Fund will be dissolved, liquidated and terminated as provided in the Plan. It is anticipated that the shares of the Acquiring Fund will be listed and traded on the NYSE Arca under the symbol “WCMI”. Reports, proxy materials and other information concerning the Acquiring Fund after it is listed, may be inspected at the offices of the NYSE Arca.

The Acquiring Fund Shares, when issued in the Reorganization, will be fully paid and non-assessable, except as set forth below under “Additional Information About the Target Fund and the Acquiring Fund—Governing Documents, Shareholder Liability,” and have no rights to cumulative voting. Shareholders of the Acquiring Fund have no preference, preemptive, conversion or exchange rights, except as the ETF Trust Board may determine from time to time.

Further discussion of the organizational documents and the material provisions thereunder for each of the Target Fund and the Acquiring Fund is available under “Additional Information About the Target Fund and the Acquiring Fund—Governing Documents.”

Distributions and Dividend Reinvestment Plan. The Target Fund distributes its net investment income and net capital gains, if any, at least annually, typically in December, and the Acquiring Fund distributes its net investment income semi-annually and its net realized capital gains at least annually, if any. Dividends and distributions by the Target Fund are reinvested in additional shares, unless a shareholder elects otherwise. The Acquiring Fund has not established a dividend reinvestment plan, but distributions in cash may be reinvested automatically in additional Acquiring Fund shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a) the transfer of all the Target Fund’s assets to the Acquiring Fund and the assumption by the Acquiring Fund of all the Target Fund’s liabilities in exchange for Acquiring Fund Shares, immediately followed by the distribution of all such Acquiring Fund Shares to the Target Fund shareholders that hold shares in accounts that can accept Acquiring Fund Shares (such accounts, “Qualifying Accounts”) in complete liquidation of the Target Fund (such exchange and liquidating distribution, the “Share Exchange”) will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution of such Acquiring Fund Shares to the Target Fund shareholders that hold shares in Qualifying Accounts, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) the tax basis in the hands of the Acquiring Fund of each Target Fund asset transferred from the Target Fund to the Acquiring Fund will be the same as the tax basis of such Target Fund asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d) the holding period in the hands of the Acquiring Fund of each Target Fund asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Target Fund assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Target Fund asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) no gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Target Fund assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;

(f) no gain or loss will be recognized by the Target Fund Shareholders that hold shares through a Qualifying Account upon the exchange of their Target Fund Shares for Acquiring Fund Shares (except with respect to cash received by such Target Fund Shareholders in redemption of fractional shares);

(g) the aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder that holds shares through a Qualifying Account receives in the Share Exchange will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

(h) the holding period of each Target Fund Shareholder that holds Target Fund Shares through a Qualifying Account for the Acquiring Fund Shares received in the Share Exchange will include such Target Fund Shareholder’s holding period for the Target Fund Shares exchanged therefor, provided that such Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange;

(i) the taxable year of the Target Fund will not end as a result of the Share Exchange; and

(j) the exchange of cash for Target Fund Shares held in accounts other than Qualifying Accounts will be treated as an unrelated, separate transaction with respect to the Share Exchange.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) shareholders who do not hold their Target Fund Shares via a Qualifying Account on the closing of the Reorganization or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Each opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions with respect to the tax opinions.

While Target Fund shareholders are generally not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization for shares of the Acquiring Fund, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies and Management of the Funds

General Comparison of the Target Fund and Acquiring Fund

The Target Fund is a diversified, open-end mutual fund, created as a series of Investment Managers Series Trust, an open-end management investment company organized as a Delaware statutory trust. The Acquiring Fund is a newly created, diversified, actively managed ETF that is a series of the ETF Trust, an open-end management investment company organized as a Massachusetts business trust.

Mutual funds are continuously sold to and redeemed from shareholders directly by the mutual fund and do not generally trade on an exchange. Persons wishing to buy or sell mutual fund shares may do so through a distributor or a financial intermediary. A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share.

Unlike mutual funds, ETF shares trade on a securities exchange, and generally persons buying and selling ETF shares may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commission). ETFs issue and redeem shares on a continuous basis at net asset value in large blocks consisting of a specified number of shares (i.e., a Creation Unit). The Creation Unit feature of an ETF is designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions (such as those that occur in a conventional mutual fund). Individual shares of the Acquiring Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Acquiring Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Acquiring Fund’s shares may trade at a price greater than (premium) or less than (discount) the Acquiring Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Acquiring Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Acquiring Fund’s most recent fiscal year, will be available online at https://www.ftportfolios.com/Retail/etf/home.aspx. The Acquiring Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

Principal Investment Strategies and Policies

The Funds have similar investment objectives, as shown below:

Investment Objectives
Target Fund	Acquiring Fund
The investment objective of the Target Fund is long-term capital appreciation.	The Acquiring Fund seeks to provide investors with long-term capital appreciation.

In furtherance of these investment objectives, the Acquiring Fund and Target Fund use the below principal investment strategies and policies.

Principal Investment Strategies and Policies

While the principal investment strategies of the Target Fund and Acquiring Fund are substantially similar, they have some differences as well. Both Target Fund and Acquiring Fund are managed by the same portfolio management team.

While the principal investment strategies of the Target Fund and Acquiring Fund are substantially similar, they have some differences as well. Both Target Fund and Acquiring Fund are managed by the same portfolio management team.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

Under normal circumstances, the Target Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of non-U.S. domiciled companies. The Target Fund may invest in equity securities or depositary receipts of companies located in developed countries and in emerging market and frontier market countries. Emerging market and frontier market countries are those countries with low- to middle-income economies as classified by the World Bank, or included in any of the Morgan Stanley Capital International (“MSCI”) emerging markets or frontier markets indices. WCM considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country.

The Target Fund’s investments in equity securities may include common stock and depositary receipts. The Target Fund’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs”, “EDRs”, “CDRs” and “GDRs”, respectively). ADRs and CDRs are receipts that represent interests in foreign securities held on deposit by U.S. and Canadian banks or trust companies, respectively. EDRs and GDRs have the same qualities as ADRs, although they may be traded in several international trading markets. Under normal market conditions, the Target Fund invests in the securities of companies domiciled in at least three different countries outside of the United States, and the Target Fund may invest in securities of any market capitalization. From time to time, the Target Fund may invest a significant portion of its assets in the securities of companies domiciled in one or a few countries or regions.

WCM’s investment process begins with bottom-up, fundamental research, which involves examining and ranking companies based on the following factors: (i) the company’s corporate performance; (ii) the company’s competitive position; (iii) the company’s potential future growth; and (iv) the company’s intrinsic value. WCM’s fundamental research also involves an analysis of a company’s environmental, social and governance (“ESG”) characteristics. WCM utilizes a proprietary, qualitative analysis in screening companies for the Target Fund’s portfolio that satisfy its ESG criteria. Industry-specific, material ESG value drivers are identified for each company based on the internally derived criteria as well as from information sourced from corporate disclosures, specialized datasets and other publicly filed information. WCM’s strategy is focused on identification and analysis of material ESG drivers, which are the most relevant and financially important ESG aspects of the company’s business model. In WCM’s view, these ESG drivers can have a significant short- or long-term impact on the company’s financial performance and the sustainability of that performance. WCM’s methodology determines what it believes the impact each of the drivers has on the metrics such as revenue, profits, cash flow, returns and risks. These drivers serve as a tool to identify companies’ with improving ESG characteristics (i.e., the company’s “ESG Trajectory”). The adviser’s approach is also informed by industry-based standards for material ESG factors established by the Sustainability Accounting Standards Board. In addition, the Target Fund’s adviser will review company financial filings, proxy disclosures, corporate sustainability reports, Carbon Disclosure Project scores, government databases, Bloomberg ESG analytics, Institutional Shareholder Services Inc. (“ISS”) reports and engage with company management as part of its screening process. The adviser’s environmental assessment includes identifying companies that provide products or services that are tied to an environmental competitive advantage as compared to their peers. For example, the Target Fund may invest in companies offering products or services with superior energy efficiency, better management of energy, water and waste resources, or offer solutions to emissions regulations. Social assessment includes identifying companies that promote societal benefits or address societal challenges. For example, the Target Fund may invest in companies with good diversity practices, lower employee turnover, and solid employee safety track-records. Governance assessment includes a focus on shareholder rights, senior management compensation, board structure, and audit/accounting risk. Based on the adviser’s deeper qualitative ESG assessment, the Target Fund’s adviser selects companies that demonstrate a strong or improving ESG Trajectory and generally excludes companies with weak ESG performance. The Target Fund’s ESG screening process is designed to exclude companies that are involved in and derive significant revenue from certain industries or product lines, including:

•       tobacco,

•       gambling,

•     civil firearms (i.e., those firearms typically available for consumer use in the United States),

•       controversial weapons (e.g., land mines), and

•       pornography.

The Target Fund’s ESG screening process does not exclude traditional defense contractors nor does it exclude all alcohol. The Target Fund’s adviser does not utilize third-party ESG rankings or a scoring mechanism in the Target Fund’s portfolio construction process.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of [non-U.S. domiciled companies/not located in the the U.S.] Such equity securities may include common stock and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Canadian Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”)). ADRs and CDRs are receipts that represent interests in foreign securities held on deposit by U.S. and Canadian banks or trust companies, respectively. EDRs and GDRs have the same qualities as ADRs, although they may be traded in several international trading markets.

The Acquiring Fund may invest in equity securities or depositary receipts of companies located in developed countries and in emerging market and frontier market countries. Emerging market and frontier market countries are those countries with low- to middle-income economies as classified by the World Bank, or included in any of the [Morgan Stanley Capital International (“MSCI”)] emerging markets or frontier markets indices. The Acquiring Fund’s investment sub-adviser, WCM, considers a company to be located in a country: (i) if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country; or (ii) if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. Under normal market conditions, the Acquiring Fund invests in the equity securities of companies [located] in at least three different countries [outside of the United States], and the Acquiring Fund may invest in securities of any market capitalization. From time to time, the Acquiring Fund may invest a significant portion of its assets in the securities of companies domiciled in one or a few countries or regions.

WCM’s investment process begins with bottom-up, fundamental research, which involves examining and ranking companies based on the following factors: (i) the company’s corporate performance; (ii) the company’s competitive position; (iii) the company’s potential future growth; and (iv) the company’s intrinsic value. WCM’s fundamental research also involves an analysis of the company’s environmental, social and governance (“ESG”) characteristics. In WCM’s view, industry specific material ESG factors can have an impact on the short or long-term financial performance of a company, however, integrating ESG considerations into the research process does not make ESG information the sole or primary consideration for an investment decision.

To the extent the Acquiring Fund invests a significant portion of its assets in a given jurisdiction, investment sector or industry or group of industries, the Acquiring Fund may be exposed to the risks associated with that jurisdiction, investment sector or industry or group of industries. The Acquiring Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries.

A key difference between the Funds’ investment strategies is that the Target Fund includes an analysis of ESG factors. While the Acquiring Fund also includes an analysis of a company’s ESG characteristics, these characteristics are not a principal consideration for its investment strategy.

Additional Information Regarding Principal Investment Strategies for the Acquiring Fund. The Acquiring Fund is a series of the ETF Trust and is regulated as an “investment company” under the 1940 Act. The Acquiring Fund is actively managed and does not seek to track the performance of an index. The Acquiring Fund’s investment objective to seek long-term capital appreciation is fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Acquiring Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this Proxy Statement/Prospectus and the SAI are non-fundamental and may be changed by the ETF Trust Board without shareholder approval. If there is a material change to the Acquiring Fund’s principal investment strategies, you should consider whether the Acquiring Fund remains an appropriate investment for you. There is no guarantee that the Acquiring Fund will achieve its investment objective.

While it is not expected that the Acquiring Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Acquiring Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Principal Investments

The following table provides a comparison of the principal investments of the Target Fund and Acquiring Fund to aid in your evaluation of the Reorganization.

Principal Investment	Target Fund	Acquiring Fund
Equity Securities	X	X

Below are the principal investments of both the Target Fund and the Acquiring Fund. References below to the “Fund” apply to both the Target Fund and the Acquiring Fund.

Equity Securities. The Fund invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.

Non-Principal Investments

Below are the non-principal investments of the Acquiring Fund:

Cash Equivalents and Short-Term Investments. Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or in cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Illiquid Investments. The Fund may invest up to 15% of its net assets in investments and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.

Non-Principal Risks

Below are the non-principal risks of the Acquiring Fund:

Borrowing and Leverage Risk. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cash Transactions Risk. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Dependence on Key Personnel Risk. . The Fund is dependent upon the experience and expertise of the Fund’s portfolio managers in providing advisory services with respect to the Fund’s investments. If WCM were to lose the services of the portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for a portfolio manager in the event of his death, resignation, retirement or inability to act on behalf of the WCM.

Failure to Qualify as a Regulated Investment Company Risk. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed and the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. If the Fund fails to qualify as a regulated investment company, distributions to the Fund's shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders.

Intellectual Property Risk. The Fund relies on a license and related sublicense that permits the Fund to use its index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the Fund’s name and investment strategies. Such license and related sublicense may be terminated by the index provider, and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the index provider has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Issuer Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Legislation/Litigation Risk. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Fundamental Investment Policies

Each of the Target Fund and the Acquiring Fund are subject to the below fundamental investment policies. Each of the fundamental investment policies cannot be changed without approval by holders of a majority of the outstanding voting securities of such Fund, as defined in the 1940 Act. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less.”

Fundamental Investment Policies
Target Fund	Acquiring Fund	Comparison

The Target Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Target Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Target Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.	The Acquiring Fund may not issue senior securities, except as permitted under the 1940 Act.	Substantially similar.
	The Acquiring Fund may not borrow money, except as permitted under the 1940 Act.	Substantially similar.
The Target Fund may not act as underwriter, except to the extent the Target Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	The Acquiring Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act, in connection with the purchase and sale of portfolio securities.	Substantially similar.

Fundamental Investment Policies
Target Fund	Acquiring Fund	Comparison
The Target Fund may not, with respect to 75% of the Target Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Target Fund’s total assets would be invested in the securities of that issuer, or (b) the Target Fund would hold more than 10% of the outstanding voting securities of that issuer

The Acquiring Fund may not as to 75% of its total assets, purchase the securities of any issuer (except securities of other investment companies or securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Acquiring Fund's total assets would be invested in securities of that issuer; or (ii) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

Substantially similar.
The Target Fund may not invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities).	The Acquiring Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies.	Substantially similar.
The Target Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Target Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as REITs).	The Acquiring Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Acquiring Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	Substantially similar.
The Target Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Target Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Target Fund’s net assets.	The Acquiring Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Acquiring Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Acquiring Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Acquiring Fund’s total assets.	Substantially similar.

Fundamental Investment Policies
Target Fund	Acquiring Fund	Comparison
The Target Fund may not purchase or sell commodities except that the Target Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.	The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Acquiring Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).	Substantially similar.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND ACQUIRING FUND

Form of Organization

The Target Trust is a Delaware statutory trust governed by Delaware and federal law, its Amended and Restated Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The ETF Trust is a Massachusetts business trust governed by Massachusetts and federal law, its own Declaration of Trust, By-Laws and a Board of Trustees. The operations of the Target Trust and the ETF Trust are also governed by applicable state and federal law. The Amended and Restated Agreement and Declaration of Trust of the Target Trust and the Declaration of Trust of the ETF Trust are each referred to herein as the “governing documents.”

Governing Documents

The following description is based on relevant provisions of each Fund’s governing documents. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Delaware and Massachusetts law and each Fund’s governing documents. Since the Acquiring Fund is a series of the ETF Trust, the declaration of trust and by-laws are the governing documents of the ETF Trust, which are applicable to the Acquiring Fund. The below is a summary and comparison of some of the key provisions of the governing documents of the Funds.

Governing Documents
Policy	Target Fund	Acquiring Fund
Shares	The beneficial interest in the Target Trust is divided into shares having $0.01 par value per share, of which an unlimited number may be issued. The trustees shall have the authority from time to time to establish and designate one or more separate, distinct and independent series of shares and to authorize separate classes of shares of any such series, as they deem necessary or desirable. The trustees may, without shareholder approval, divide interests of any series into two or more classes.

The beneficial interest in the ETF Trust is divided into such shares of beneficial interests, of such series or classes and of such designations and par values (if any) with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the trustees from time to time.

The number of shares is unlimited and the trustees have the full power and authority to take such action with respect to the shares as the trustees may deem desirable.

Issuance of Shares

Under the declaration of trust for the Target Fund, shares may be issued for such consideration and on such terms as the trustees may determine. All shares issued shall be fully paid and nonassessable.

The trustees may classify or reclassify any unissued shares, or any shares of any series previously issued and reacquired by the Target Trust, into shares of one or more other series that may be established and designated from time to time.

Shares may be issued from time to time, either for cash or for such other consideration and on such terms as the trustees may deem advisable. All shares issued shall be fully paid and nonassessable, except as set forth below under “Shareholder Liability.” The ETF Trust has the right to refuse to issue shares to any person at any time and without any reason therefor whatsoever.

The trustees may determine to issue shares of any series or class only in lots of such aggregated number of shares as shall be determined by the trustees (i.e., Creation Units) and in connection with the issuance of Creation Units, to charge transaction fees or other fees as the trustees shall determine. The trustees may, from time to time, in their sole discretion determine to alter the number of shares constituting a Creation Unit.

Governing Documents
Policy	Target Fund	Acquiring Fund
Series and Classes of Shares

The Target Fund is a series of the Target Trust. The establishment and designation of any series or class and the authorization of the shares thereof shall be effective upon the execution by a majority of the trustees (or by an officer of the Target Trust pursuant to the vote of a majority of the trustees) of an instrument setting forth such establishment and designation and the relative rights and preferences of the shares of such series or class and the manner in which the same may be amended, and may provide that the number of shares of such series or class which may be issued is unlimited, or may limit the number issuable.

The trustees shall have exclusive power without shareholder approval to establish and designate such separate and distinct series, and to fix and determine the relative rights and preferences as between the shares of the respective series, and as between the classes of any series, as to rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the shareholders of the several series or the several classes of any series of shares shall have separate voting rights or no voting rights.

The Acquiring Fund is a series of the ETF Trust. The trustees may from time to time authorize the division of shares into additional series of the ETF Trust. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any series of the ETF Trust shall be established and designated by the trustees, and may be modified by the trustees from time to time subject to certain limitations under its declaration of trust.

The trustees may authorize the division of any shares of the ETF trust, or of any series thereunder, into classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class shall be established and designated by the trustees and may be modified by the trustees. All shares of a class of a series of the ETF Trust shall be identical with each other and with the shares of each other class of the same series, except for such variations between the classes as may be authorized by the trustees from time to time and not inconsistent with the 1940 Act.

The establishment and designation of any series or class of shares shall be effectuated by a majority of the trustees of the ETF Trust.

Governing Documents
Policy	Target Fund	Acquiring Fund
Shareholder Voting

The declaration of trust for the Target Trust limits shareholder voting to certain enumerated matters.

Under the Target Trust’s declaration of trust, shareholders only have the right to vote on the following matters: (i) the election or removal of trustees to the extent provided in the declaration; (ii) with respect to the approval of termination of any contract to the extent provided in the declaration and as may be required by law; (iii) with respect to reorganization of the Target Trust or any series to the extent provided in the declaration; (iv) with respect to any amendment to the declaration to the extent provided in the declaration; (v) to the same extent as stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Trust or a series, or the shareholders of one of them; and (vi) with respect to such additional matter relating to the Target Trust as may be required by the 1940 Act, the declaration, the by-laws or any registration of the Target Trust the with Securities and Exchange Commission or any State, or as the trustees may consider and determine necessary or desirable.

Shareholders shall take action by the affirmative vote of the holders of shares representing a majority of votes cast at a meeting of shareholders at which a quorum is present, except as may otherwise be required by applicable law, any provision of the declaration, or the By-Laws or when the trustees in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series.

The declaration of trust for the ETF Trust limits shareholder voting to certain enumerated matters.

Under the ETF Trust’s declaration of trust, shareholders of the Acquiring Fund have the right to vote only on the following matters: (i) the election of trustees when that issue is submitted to shareholders and the removal of trustees as provided in the declaration; (ii) with respect to any investment advisory or management contract as may be required by law; (iii) with respect to termination of the ETF Trust as provided in the declaration; (iv) with respect to certain amendments to the declaration as further described below; (v) with respect to any merger, consolidation, or sale of assets of the ETF Trust or its series, except where the Trust or the series, as the case may be, is the surviving entity, and except in the case where the surviving entity is not an operating entity immediately prior thereto; (vi) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the ETF Trust or a series; and (v) with respect to such additional matters relating to the ETF Trust or its series as may be required by law, the declaration, the by-laws or any registration of the ETF Trust the with Securities and Exchange Commission or any regulator having jurisdiction over the ETF Trust, or as the trustees may consider and determine necessary or desirable.

Shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in the case of the election of trustees, which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may otherwise be required by applicable law, any provision of the declaration or a designation of series, or the By-Laws.

Governing Documents
Policy	Target Fund	Acquiring Fund
Quorum	The declaration provides that the presence, in person or by proxy, of one-third of the holders of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, but any lesser number shall be sufficient for adjournments.

The declaration of trust provides that the trustees of the ETF Trust will set forth the quorum requirements in its By-Laws, however such quorum shall in no event be less than 30% of the shares of the Acquiring Fund entitled to vote at a meeting.

The By-Laws of the ETF Trust provide that the holders of outstanding shares representing thirty-three and a third precent (33-1/3%) of the voting power of the outstanding shares of the Acquiring Fund entitled to vote present in person or by proxy shall constitute a quorum at any meeting of shareholders, subject to certain exceptions.

Shareholder Meetings

Meetings of shareholders of the Target Fund may be called and held from time to time as the trustees of the Target Trust find to be necessary or desirable.

The By-Laws of the Target Trust provide that meetings of shareholders shall be held whenever called by the Chairman of the board of trustees, the president of the Target Trust, or a majority of the trustees, and whenever an election of a trustee(s) is required by law. There is no requirement for an annual meeting. Meetings of shareholders shall also be called by the trustees when requested in writing by shareholders holding at least ten percent of the shares then outstanding for the purpose of voting upon removal of any trustee, or if the trustees shall fail to call or give notice of any such meeting of shareholders for a period of thirty days after such application, then shareholders holding at least ten percent of the shares then outstanding may call and give notice of such meeting.

The By-Laws of the ETF Trust provide that there shall be no annual meetings of shareholders except as required by law. As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders Meetings of shareholders of the Acquiring Fund may be called and held from time to time as the trustees find to be necessary or desirable.

A meeting of the shareholders of the Acquiring Fund may be called by the secretary of the ETF Trust upon the order of the trustees upon the written request of shareholders holding shares representing in aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in the notice, provided that . (i) the request shall state the purposes of the meeting and the matters proposed to be acted upon; and (ii) the shareholders requesting the meeting shall have paid the Acquiring Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.

Governing Documents
Policy	Target Fund	Acquiring Fund
Election and Removal of Trustees

The declaration of the Target Trust provides that a trustee shall hold office until their death, resignation, retirement, bankruptcy, adjudicated incompetency or other incapacity or removal, or if not so terminated, until his or her successor, if any, is elected, qualified and serving as a trustee. As a general matter, the Target Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Trustees are elected by the vote of a plurality of all outstanding shares of the Target Trust cast at a meeting of shareholders at which a quorum is present.

Any trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two thirds (2/3) of the number of trustees prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of Shareholders holding not less than two thirds (2/3) of the shares of each series then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two thirds (2/3) of the shares of each series then outstanding.

The declaration of the ETF Trust provides that, unless otherwise resulting from the death, resignation, retirement, removal or incapacity of a trustee, a trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his or her successor, if any, is appointed, elected, and qualified. As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Trustees are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present.

Any trustee may be removed from office only: (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares of the Acquiring Fund; or (ii) by action of at least three-quarters (3/4) of the remaining trustees, specifying the date when such removal shall become effective.

Amendments to the Governing Documents	The trustees may amend or supplement the declaration by the vote of a majority of the trustees then in office, with certain exceptions as set forth in the declaration.	Shareholders have the right to vote on any amendment to the declaration that would affect their right to vote granted under the declaration, any amendment to the amendment provisions of the declaration, and any amendment to the declaration as may be required by the ETF Trust’s registration statement or otherwise by law. In other cases, he trustees may amend or supplement the declaration without the vote or consent of shareholders.

Governing Documents
Policy	Target Fund	Acquiring Fund
Forum Selection and Jury Waiver	The by-laws provide that actions commenced relating to the Target Trust shall be brought only in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any other court in the State of Delaware with subject matter jurisdiction.

The declaration of trust provides that certain actions commenced by a shareholder of the Acquiring Fund shall be brought only in certain federal or state courts in the Commonwealth of Massachusetts.

The declaration also provides that any shareholder bringing an action against the Acquiring Fund waives the right to trial by jury to the fullest extent permitted by law.

Actions by Shareholders	The declaration provides that, except to the extent required for a Delaware statutory trust, the shareholders of the Target Trust shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust of the shareholders.

The declaration provides a detailed process for the bringing of derivative actions by shareholders and that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the trustees, including various information, certifications, undertakings and acknowledgements that must be included in the demand, and the trustees are required to consider the demand within a certain number of days. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Acquiring Fund, the trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Acquiring Fund. In making such a determination, a trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Acquiring Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Acquiring Fund’s costs, including attorneys’ fees. In addition, the trustees may in their sole discretion submit the matter of whether an action should be brought or maintained to a shareholder vote.

Governing Documents
Policy	Target Fund	Acquiring Fund
Limitation of Liability	The declaration provides that a trustee shall be liable to the Target Trust for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) a trustee shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, investment adviser, administrator, distributor or principal underwriter, custodian, transfer agent, dividend disbursing agent, shareholder servicing agent or accounting agent of the Target Trust, nor shall any trustee be responsible for the act or omission of any other trustee; (ii) a trustee may take advice of counsel or other experts with respect to the meaning and operation of the declaration and their duties as trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, a trustee, when acting in good faith, shall be entitled to rely upon the books of account of the Target Trust, upon an opinion of counsel and upon written reports made to the trustees by any officer appointed by them, any independent registered public accounting firm, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a contracting party appointed by the trustees. A trustee shall not be required to give any bond or surety or any other security for the performance of their duties.

The declaration provides that a trustee acting in his or her capacity as trustee is liable to the ETF Trust for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. The declaration further provides that a trustee acting in his or her capacity as trustee is not personally liable to any person other than the ETF Trust, for any act, omission, or obligation of the Trust. The declaration requires the ETF Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The declaration provides that any trustee who serves as chair of the board of trustees or of a committee of the board of trustees, as lead independent trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Governing Documents
Policy	Target Fund	Acquiring Fund
Shareholder Liability	The declaration provides that no shareholder of the Target Trust shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other person or persons in connection with the assets or the affairs of the Target Trust or of any series. The trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer shall give notice that a Certificate of Trust, referring to the declaration, is on file with the Secretary of State of the State of Delaware and shall recite to the effect that the same was executed or made by or on behalf of the Target Trust or by them as trustees or trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the shareholders individually but are binding only upon the assets and property of the Target Trust, or the particular series in question, as the case may be, but the omission thereof shall not operate to bind any trustees or trustee or officers or officer or shareholders or shareholder individually, or to subject the assets of any series to the obligations of any other series.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration contains an express disclaimer of shareholder liability for acts or obligations of the ETF Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The declaration further provides for indemnification out of the assets and property of the ETF Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the ETF Trust or the Acquiring Fund itself was unable to meet its obligations.

Preemptive Rights	The shares of the Target Fund do not have preemptive rights.	The shares of the Acquiring Fund do not have preemptive rights. However, under the declaration, the trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the trustees may determine.

Target Fund and Acquiring Fund Service Providers

Target Fund Service Providers

Tait, Weller & Baker LLP, Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102-2529, serves as the independent registered public accounting firm for the Target Fund.

Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, and UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, Wisconsin 53212, act as co-administrators to the Target Fund.

UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106, acts as the custodian to the Target Fund.

UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as the accountant, transfer agent and dividend disbursing agent for the Target Fund.

Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Target Fund.

Acquiring Fund Service Providers

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for the Acquiring Fund.

The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Acquiring Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, IL 60606, serves as legal counsel to the Fund.

First Trust serves as the fund reporting agent for the Acquiring Fund.

Effective as of [August 15, 2024], the Target Fund and the Acquiring Fund will both be distributed by First Trust Portfolios, L.P. (the “Distributor” or “FTP”). Prior to [August 15, 2024], Natixis Distribution, LLC will be the distributor for the Target Fund. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor or its agent distributes Creation Units (as defined below) for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Acquiring Fund. The Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Acquiring Fund.

Federal Tax Matters Associated with an Investment in the Acquiring Fund

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Acquiring Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Acquiring Fund Status. The Acquiring Fund intends to qualify as a “regulated investment company” (a “RIC”) under the federal tax laws. If the Acquiring Fund qualifies as a RIC and distributes its income as required by the tax law, the Acquiring Fund generally will not pay federal income taxes.

Distributions. The Acquiring Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Acquiring Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below certain ordinary income distributions received from the Acquiring Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Acquiring Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Acquiring Fund. A return of capital distribution should not be considered part of the Acquiring Fund's dividend yield or total return of an investment in Acquiring Fund Shares. The tax status of your distributions from the Acquiring Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Acquiring Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Acquiring Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Acquiring Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Acquiring Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as the Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Acquiring Fund itself. The Acquiring Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxes on Purchase and Redemption of Creation Units. If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Acquiring Fund Expenses. Expenses incurred and deducted by the Acquiring Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit. Because the Acquiring Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Acquiring Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Acquiring Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Acquiring Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from the Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Acquiring Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

Investments in Certain Non-U.S. Corporations. If the Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Acquiring Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

How to Buy and Sell Acquiring Fund Shares

Most investors buy and sell shares of the Acquiring Fund in secondary market transactions through brokers. Shares of the Acquiring Fund are listed for trading on the secondary market on one or more national securities exchanges. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the NYSE Arca. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to pay brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the bid-ask spread for each transaction (purchase or sale) of Acquiring Fund Shares. Share prices are reported in dollars and cents per share.

Under normal circumstances, the Acquiring Fund will pay out redemption proceeds to a redeeming authorized participant within two days after the authorized participant’s redemption request is received, in accordance with the process set forth in the agreement between the authorized participant and the Acquiring Fund’s distributor. However, the Acquiring Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an authorized participant, all as permitted by the 1940 Act. If the Acquiring Fund has foreign investments in a country where a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents the Acquiring Fund from delivering such foreign investments to an authorized participant in response to a redemption request, the Acquiring Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the authorized participant. For purposes of the 1940 Act, the Acquiring Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act and the related rules and interpretations.

Book Entry. Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Acquiring Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

Share Trading Prices. The trading price of shares of the Acquiring Fund on the secondary market is based on market price and may differ from the Acquiring Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Frequent Purchases and Redemptions of the Acquiring Fund’s Shares. The Acquiring Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the ETF Trust Board evaluated the risks of market timing activities by the Acquiring Fund’s shareholders. The ETF Trust Board considered that the Acquiring Fund’s shares can only be purchased and redeemed directly from the Acquiring Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Acquiring Fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the Acquiring Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Acquiring Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Acquiring Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Acquiring Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the ETF Trust Board noted that such trades could result in dilution to the Acquiring Fund and increased transaction costs, which could negatively impact the Acquiring Fund’s ability to achieve its investment objective. However, the ETF Trust Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Acquiring Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Acquiring Fund in effecting trades. Finally, the Adviser monitors purchase and redemption orders from APs for patterns of abusive trading and the Acquiring Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Acquiring Fund.

Distribution Plan of the Acquiring Fund

First Trust Portfolios L.P. (“FTP”) serves as the distributor of Creation Units for the Acquiring Fund on an agency basis. FTP does not maintain a secondary market in shares.

The ETF Trust Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Pursuant to a contractual arrangement, the Acquiring Fund will not pay 12b-1 fees for at least two years after when the Acquiring Fund’s registration statement has gone effective. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Acquiring Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Other Information–Continuous Offering of the Acquiring Fund

The Acquiring Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Acquiring Fund Shares (each such group of such specified number of individual Acquiring Fund Shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Acquiring Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Acquiring Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available from NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

Net Asset Value–Acquiring Fund

The Acquiring Fund’s net asset value (“NAV”) is determined as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. If the NYSE closes early on a valuation day, the Acquiring Fund’s NAV will be determined as of that time. The Acquiring Fund’s NAV is calculated by dividing the value of the net assets of the Acquiring Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Acquiring Fund, generally rounded to the nearest cent.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investment, it must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available,” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees.

Rule 2a-5 permits a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations, subject to certain conditions. Accordingly, the ETF Trust Board has designated First Trust as its valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 and has directed the Valuation Designee to perform the functions required in Rule 2a-5(a) subject to the requirements of Rule 2a-5(b) on behalf of all portfolio investments of the Acquiring Fund, subject to the ETF Trust Board’s oversight. First Trust has established a pricing committee (the “Pricing Committee”) to assist in the administration of the duties of the Valuation Designee. The Valuation Designee has adopted valuation procedures for the First Trust Funds (the “Valuation Procedures”), a brief summary of which is set forth below.

The Pricing Committee has identified certain portfolio investments that are routinely categorized as having a readily available market quotation. The market value of an investment with a readily available market quotation is typically determined on the basis of official closing prices or last reported sale prices or equivalent price, although this can vary based on investment type and/or the availability of such prices.

The Pricing Committee has also identified certain portfolio investments that are routinely categorized as fair valued investments. In general, for such investments, the Acquiring Fund’s accounting agent will obtain all pricing data for use in valuing such investments from a pricing service provider approved by the Pricing Committee (each, a “Pricing Service Provider”), subject to the oversight of the Pricing Committee. Pricing Service Providers typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, Pricing Service Providers may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, a Pricing Service Provider may consider information about an instrument’s issuer or market activity. Pricing Service Provider valuations of non-exchange-traded instruments generally represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. Certain exchange-traded options, such as FLEX Options, are typically valued using a model-based price provided by a Pricing Service Provider.

Portfolio investments trading on foreign exchanges or over-the-counter markets that close prior to the close of the NYSE may be fair valued using a systematic fair valuation model provided by a Pricing Service Provider. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of certain foreign markets.

If no price is available from a Pricing Service Provider or if the Pricing Committee has reason to question the accuracy or the reliability of a price supplied for a portfolio investment or the use of amortized cost, the Pricing Committee will determine the fair value of such portfolio investment in a manner that it believes most appropriately reflects the fair value of the portfolio investment on the valuation date (a “Special Fair Value Pricing Situation”). In a Special Fair Value Pricing Situation, the Pricing Committee will determine a fair value price subject to the process outlined in the Valuation Procedures and based on a consideration of all available information to the Pricing Committee at the time of the determination.

Additionally, for foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Acquiring Fund’s portfolio and the time the Acquiring Fund’s NAV is determined that calls into doubt whether that earlier market quotation represents fair value at the time the Acquiring Fund’s NAV is determined, the Pricing Committee will determine the fair valuation as set forth in the Valuation Procedures.

Fair value represents a good faith approximation of the value of a portfolio investment and is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. Valuing the Acquiring Fund’s investments using fair value pricing will result in prices that may differ from current market valuations, if any, and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. While the Valuation Procedures and Valuation Designee’s processes are intended to result in the Acquiring Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a Pricing Service Provider. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

Premium/Discount Information Regarding the Acquiring Fund

Information showing the number of days the market price of the Acquiring Fund’s shares was greater (at a premium) and less (at a discount) than the Acquiring Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Acquiring Fund, if shorter), will be available at https://www.ftportfolios.com/Retail/etf/home.aspx.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of the Target Fund on or about [                   ], 2024. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact EQ Fund Solutions LLC, proxy solicitor for the Target Fund, at [                 ].

Shareholders of record of the Target Fund as of the close of business on [June 20], 2024 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Target Board requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

EQ Fund Solutions LLC has been engaged to assist in the solicitation of proxies for the Target Fund. As the date of the Meeting approaches, certain shareholders of the Target Fund may receive a telephone call from a representative of EQ Fund Solutions LLC if their votes have not yet been received. Authorization to permit EQ Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Target Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of EQ Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to EQ Fund Solutions LLC, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. EQ Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call EQ Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of the Target Trust, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least one-third of the outstanding shares of the Target Trust entitled to vote at the Meeting.

Whether or not a quorum is present, the trustees of the Target Trust may, in their sole discretion, adjourn the Meeting from time to time to permit additional solicitation for the Meeting. If the Meeting is adjourned, a notice to shareholders will be publicly filed with the SEC.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Proposal as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. For purposes of determining the approval of the Plan and the Reorganization it contemplates by Target Fund shareholders, abstentions, if any, will have the effect of a vote against the Proposal.

Proxy solicitations will be made, beginning on or about [                      ], 2024, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Target Fund, as applicable; (ii) EQ Fund Solutions LLC, the Target Fund’s proxy solicitor that will provide proxy solicitation services in connection with the Proposal set forth herein; (iii) First Trust Advisors L.P., the investment advisor of the Acquiring Fund; (iv) WCM, the investment adviser of the Target Fund and investment sub-advisor of the Acquiring Fund; or (v) any affiliates of those entities.

As of the Record Date, [                   ] shares of the Target Fund were outstanding, comprised of [                 ] Investor Class Shares and [                   ] Institutional Class Shares. Prior to the Reorganization, the Target Fund intends to convert all Investor Class Shares into Institutional Class Shares. Shareholders of record on the Record Date are entitled to one vote for each share of the Target Fund the shareholder owns, while each fractional share is entitled to a proportionate fractional vote.

Share Ownership of the Target Fund and the Acquiring Fund

Based on (i) securities position listing reports and (ii) information obtained from Schedule 13D and Schedule 13G statements (and amendments thereto) available on SEC’s EDGAR website, the following table provides information regarding persons who owned beneficially or of record 5% or more of shares of the Target Fund as of [       ], 2024. Neither, the Target Trust, WCM, nor the Target Fund have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below. Further, it is possible that certain holdings may be included in both securities position listing reports and Schedule 13D and/or Schedule 13G statements.

Target Fund
Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
(1)	This information is based solely on the information provided on such shareholder’s filings with the SEC and WCM. The Target Fund disclaims any responsibility as to the accuracy of such information.

As of [          ], 2024, the trustees and officers of the Target Trust as a group beneficially owned shares of the Target Fund in an aggregate amount less than 1% of the Target Fund’s outstanding shares.

As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been issued.

Shareholder Proposals

The Target Fund’s Bylaws and the Acquiring Fund’s By-Laws do not permit shareholder proposals for action by shareholders at an annual meeting of shareholders other than as required under federal law. Meetings of shareholders may be called by the Target Trust when requested in writing by shareholders holding at least 10% of the shares outstanding for the purpose of voting upon removal of any trustee. The Acquiring Fund’s Board of Trustees may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders.

Shareholder Communications

Target Fund shareholders who would like to communicate with the Target Board or any individual trustee should write to the attention of the Secretary of the Target Fund, at 235 West Galena Street, Milwaukee, Wisconsin 53212. The letter should indicate that you are a shareholder of the Target Fund. If the communication is intended for a specific trustee and so indicates, it will be sent only to that trustee. If a communication does not indicate a specific trustee, it will be sent to the independent chair and the outside counsel to the independent trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Target Fund is December 31. The fiscal year end for the Acquiring Fund is [               ].

Legal Proceedings

There are no material pending legal proceedings against the Target Fund, the Acquiring Fund, WCM of First Trust.

Annual Report Delivery

Annual reports to shareholders of record of the Acquiring Fund and, if the Reorganization is not consummated, to shareholders of the Target Fund, will be sent following the applicable Fund’s next fiscal year end. The Target Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Target Fund at fundliterature@wcminvest.com or by calling 1-888-988-9801. As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [August 16], 2024

The Proxy Statement/Prospectus is available at www.wcminvestfunds.com. For more information, shareholders of the Target Fund may also contact the Target Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of the Target Fund entitled to be present and to vote at the Meeting will be available at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Glendora, California 91740, for inspection by any shareholder of the Target Fund during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus and continuing through the Meeting.

The Meeting, whether a quorum is present or not, may be adjourned from time to time by the trustees of the Target Fund, to permit further solicitation of proxies with respect to the Proposal.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting. However, should any other matter requiring a vote of shareholders properly come before the Meeting in accordance with the Target Fund’s By-Laws, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Target Fund.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call EQ Fund Solutions LLC at [         ] [Weekdays From [        ]:00 a.m. To [          ]:00 p.m. [        ] Time.]

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [             ], 2024, by and among Investment Managers Series Trust (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series WCM International Equity Fund (the “Acquired Fund”), and First Trust Exchange-Traded Fund (the “FT Trust”), a Massachusetts business trust, with its principal place of business at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on behalf of its series First Trust WCM International Equity ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds” and each, a “Fund”). First Trust Advisors L.P., an Illinois limited partnership and the investment adviser to the Acquiring Fund (the “Purchaser”) joins this Agreement solely with respect to Section 9.1 and WCM Investment Management, LLC, a Delaware limited liability company and investment adviser to the Acquired Fund (the “Seller”), joins this agreement solely with respect to Section 9.1.

WHEREAS, each of the Seller and the Purchaser have entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Purchaser agreed to acquire, and Seller agreed to sell, certain assets relating to the Seller’s business with respect to the Acquired Fund; and

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, par value of $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and cash in lieu of fractional shares, as applicable, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund (such transfer, exchange and assumption, the “Asset Exchange”); followed by (ii) the distribution of the Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares to the shareholders of the Acquired Fund that hold their shares of the Acquired Fund (the “Acquired Fund Shares”) through accounts that are permitted to hold Acquiring Fund Shares (each, a “Qualifying Account,” and such distribution, the “Qualifying Account Distribution”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Qualifying Account Reorganization”). With respect to shareholders of the Acquired Fund that hold their Acquired Fund Shares through accounts that are not permitted to hold Acquiring Fund Shares (each, a “Non-Qualifying Account”), prior to the Closing Date (as defined in Section 1.1), such shareholders will receive a cash distribution equal to the net asset value of their Acquired Fund Shares from the Acquired Fund in full redemption of their Acquired Fund Shares (the “Cash Exchange” and together with the Qualifying Account Reorganization, the “Transaction”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a) with respect to the Qualifying Account Reorganization. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the IMST Trust or any other series of the FT Trust or the assets of any other series of the IMST Trust or any other series of the FT Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the IMST Trust and the FT Trust, respectively, the IMST Trust and the FT Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of the IMST Trust have determined that the Transaction, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Transaction; and

WHEREAS, the Trustees of the FT Trust have determined that the Transaction, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Transaction will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in Section 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund, with respect to shareholders that hold their Acquired Fund Shares through Qualifying Accounts, the number of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of such shareholders’ Acquired Fund Shares as determined in the manner set forth in Sections 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in Section 1.3. Such transactions comprising the Qualifying Account Reorganization shall take place on the date of the Closing (as defined in Section 3.1) provided for in Section 3.1 (the “Closing Date”). With respect to Acquired Fund shareholders that held their Acquired Fund Shares through Non-Qualifying Accounts prior to the Closing Date, such shareholders shall not receive Acquiring Fund Shares and shall instead, prior to the Closing Date, receive cash from the Acquired Fund equal to the aggregate NAV of such shareholders’ Acquired Fund Shares pursuant to the Cash Exchange from the assets of the Acquired Fund.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements as of the Closing Date, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders, including payment of any redemption proceeds to shareholders who hold their Acquired Fund Shares through Non-Qualifying Accounts prior to the Closing Date. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of the N-14 Registration Statement (as defined in Section 5.6), in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Transaction Expenses (as defined in Article IX) borne by Purchaser and the Seller pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares and cash received by the Acquired Fund pursuant to Section 1.1, to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Acquired Fund Shareholders”). In the Qualifying Account Reorganization, each Acquired Fund Shareholder that, immediately prior to the Closing Date, holds their Acquired Fund Shares through a Qualifying Account will receive, in the Qualifying Account Distribution, the number of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares (and cash in lieu of fractional Acquiring Fund Shares) credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders that hold their Acquired Fund Shares through Qualifying Accounts, representing the respective numbers of Acquiring Fund Shares due such shareholders at the Closing. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in Section 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange, except for any global certificates required by a securities depositary in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in Section 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent(s).

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of IMST Trust. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

1.8 NON-QUALIFYING ACCOUNT IDENTIFICATION. The Acquired Fund will identify each shareholder of record that holds their Acquired Fund Shares through a Non-Qualifying Account. The Acquired Fund shall permit shareholders to transfer ownership from a Non-Qualifying Account to a Qualifying Account upon request prior to the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquiring Fund Shares shall be computed by Bank of New York Mellon, (the “Acquiring Fund’s Administrator”), in the manner set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the FT Trust’s Board of Trustees. The NAV per share of Acquired Fund Shares shall be computed by UMB Fund Services, Inc. (the “Acquired Fund’s Co-Administrator”), the Acquired Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the IMST Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares (and cash in lieu of fractional Acquiring Fund Shares) to be issued in the Qualifying Account Reorganization in exchange for Acquired Fund Shares held in Qualifying Accounts shall be determined by the Acquiring Fund’s Administrator by dividing the NAV of the Acquired Fund Shares held in Qualifying Accounts, as determined in accordance with Section 2.1, by the NAV of one Acquiring Fund Share, as determined in accordance with Section 2.1 hereof. With respect to shareholders that hold their Acquired Fund Shares through Non-Qualifying Accounts, the amount of cash distributed by the Acquired Fund to any such shareholder in the Cash Exchange shall be equal to the aggregate NAV of the Acquired Fund Shares held by such shareholder in such Non-Qualifying Account as of the close of normal trading on the NYSE on the date of the Cash Exchange.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund’s Co-Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund’s Administrator, and shall be subject to adjustment by an amount, if any, agreed to by the Acquired Fund’s Co-Administrator and the Acquiring Fund’s Administrator. The FT Trust and the IMST Trust agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to portfolio securities of the Acquired Fund that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date (as defined in the Purchase Agreement), or such other date as the parties may agree to in writing. The Closing shall be held as of [8:59 a.m. Eastern Time] on the Closing Date (the “Effective Time”) at the offices of the Acquiring Fund, or at such other time and/or place as the parties may agree. For the avoidance of doubt, the Closing may be held in person, by facsimile, email or such other communication means as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 TRANSFER OF ASSETS AND CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. UMB Bank, n.a., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. Bank of New York Mellon shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets were delivered in proper form to the Acquiring Fund on the Closing Date. UMB Bank, n.a., on behalf of the Acquired Fund, shall deliver to Bank of New York Mellon, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of UMB Bank, n.a. and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Acquired Assets are deposited, the Acquired Assets deposited with UMB Bank, n.a. or such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as Bank of New York Mellon, as custodian of the Acquiring Fund, deems appropriate.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the NAV of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause UMB Fund Services, Inc., as its transfer agent to deliver at the Closing to the Secretary of the FT Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BNY Mellon Investment Servicing (US) Inc., its transfer agent, to issue and deliver to the Secretary of the IMST Trust a confirmation evidencing the number of Acquiring Fund Shares and cash to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares and cash have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The IMST Trust and the Acquired Fund represent and warrant to the FT Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the IMST Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the full legal right and power and authority to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement. The Board of the Acquired Fund has been established and operated in conformity with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. Complete and correct copies of the current Agreement and Declaration of Trust and By-Laws of the IMST Trust have been delivered to the Acquiring Fund.

(b) The IMST Trust is and for at least five years prior to the effective date of the Agreement has been registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the 1940 Act, is in full force and effect.

(c) Shares of the Acquired Fund have been duly registered under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act on Form N-1A. All issued and outstanding Acquired Fund Shares are, and at the time of Closing will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.4.

(d) The current shareholder report, prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No stop order suspending the effectiveness of the Acquired Fund’s registration statement has been issued, to the knowledge of the IMST Trust no proceedings for that purpose have been instituted or threatened by the SEC and the Acquired Fund’s registration statement continues to remain effective. Copies of the Acquired Fund’s registration statement have been delivered to the Acquiring Fund.

(e) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby on the terms and conditions stated herein (subject to shareholder approval), will not result (i) in the breach or a violation of U.S. federal law, Delaware law or state securities laws materially applicable to the operations of the Acquired Fund in any material respect or any material provision of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or (ii) in the material violation or breach of a material agreement, indenture, exemptive order, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound. The Acquired Fund is in material compliance with, and since the commencement of operations has been in compliance in all material respects with, the requirements of the 1933 Act, the 1934 Act and the 1940 Act and all rules and regulations under each of the foregoing and state blue sky laws and regulations.

(f) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(g) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation by or before any court or any United States or non-United States government, any state, local or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, including the SEC or any other authority, agency, department, board, commission, or instrumentality of the United States, any state of the United States, or any political subdivision thereof, or any non-United States jurisdiction, any self-regulatory authority, and any court, tribunal, or arbitrator(s) of competent jurisdiction (each, a “Governmental Body”) has been or is presently pending or to its knowledge, without any special investigation or inquiry, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement, and there is no claim, suit, action, or proceeding pending or, to its knowledge, threatened, relating to the business of the Acquired Fund that alleges any such conflict with or infringement by the Acquired Fund of any third party’s proprietary or intellectual property rights. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings. There are no judgments, special consent judgments or SEC orders with respect to the Acquired Fund, currently in effect which have had or could reasonably be expected to have a material adverse effect on the business, or operations of the Acquired Fund as presently conducted. All orders of exemption issued to the Acquired Fund, or to the IMST Trust with respect to the Acquired Fund, by any Governmental Body, including the SEC and the Internal Revenue Service, which is necessary and material to the conduct of the business of the Acquired Fund have been obtained and are currently in full force and effect and have been delivered to the Acquiring Fund, no proceeding has been commenced to revoke any such order and, to the best knowledge and belief of IMST Trust, no such proceeding is contemplated by any such Governmental Body. The Acquired Fund is not insolvent, and no proceedings, in a court having jurisdiction, under any state or Federal bankruptcy or insolvency laws or under laws for relief of debtors, by or against the Acquired Fund have been filed.

(i) The Acquired Fund has delivered to the Acquiring Fund complete copies of all reports, schedules, forms, registrations, proxy statements and other documents or other materials filed by or on behalf of the Acquired Fund with U.S. federal or state securities agencies (blue sky filings only), and has requested the Acquired Fund’s principal underwriters provide such materials filed by or on behalf of the Acquired Fund with the Financial Industry Regulatory Authority (“FINRA”) (collectively, the “Regulatory Materials”). Except as disclosed to the Acquiring Fund, the Acquired Fund has timely filed all Regulatory Materials, together with any amendments required to be made with respect thereto, that it was required to file with the applicable agencies, and has paid all fees and assessments in connection therewith that are currently due. The Regulatory Materials were (i) prepared in all material respects in accordance with the applicable requirements, (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no material contracts outstanding to which the Acquired Fund is a party that have not been properly disclosed in the respective Regulatory Materials. Except as disclosed to the Acquiring Fund, IMST Trust has not been informed of any violation, deficiency, or exception by any U.S. federal or state securities agency with respect to any Regulatory Materials or relating to any examination of the Acquired Fund that is unresolved, in each case that is materially adverse to the Acquired Fund or the Acquired Assets.

(j) True and correct copies of the investment advisory agreement, any contract to provide distribution or underwriting, administrative, fund accounting, custodial, or transfer agency services to the Acquired Fund and all other currently effective material agreements between the IMST Trust and third parties with respect to the Acquired Fund (i) have been delivered to the Acquiring Fund and are in full force and effect, and, to the IMST Trust’s knowledge, have at all times since their execution been (and currently are) duly authorized, executed and delivered by the Acquired Fund and the IMST Trust, as applicable, and, to the IMST Trust’s knowledge, each other party thereto and (ii) comply and at all times have complied in all respects with, as applicable, the 1940 Act, state securities laws (blue sky filings only), all requirements of FINRA, and any applicable rules and regulations thereunder and no event has occurred or condition exists that constitutes or with notice or passage of time would constitute a default thereunder. Except as described in writing to the Acquiring Fund, (x) all such agreements were duly approved by the Acquired Fund in accordance with the applicable provisions of the 1940 Act, (y) the Acquired Fund has performed in all material respects all of its obligations required to be performed by it to date under, and is not in material default under, any such agreements to which it is a party, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default, and (z) no party to any such agreement has given written notice to the Acquired Fund or the IMST Trust of such party’s intention to terminate or materially modify its relationship with the Acquired Fund or to adjust the fee schedule with respect to the investment advisory agreement with the Acquired Fund in a manner that would reduce the fee payable. The Acquired Fund has not waived any of its material rights under any investment advisory agreement with the Seller. The Acquired Fund has disclosed in writing to Acquiring Fund (i) the amount of investment advisory agreement fee revenues collected by Seller from the Acquired Fund during the fiscal years ending December 31, 2023, 2022 and 2021 and during the three (3) month period ending March 31, 2024, and (ii) the manner in which fees are charged to the Acquired Fund, the fee schedule applicable to Acquired Fund and any material adjustments to such fee schedule since December 31, 2023 or presently proposed to be implemented.

(k) Each of Acquired Fund’s officers and employees which is or who are required to be registered as an investment adviser, a registered representative, a sales person, or in any commodities-related capacity with the SEC, any state securities commission, the National Futures Association, FINRA, or any self-regulatory authorities or other Governmental Body is duly registered as such and such registration is in full force and effect, except where the failure to be so registered or to have such registration in full force and effect would not, individually or in the aggregate, be material and adverse to the Acquired Fund. There are no proceedings pending (or, to the IMST Trust’s knowledge, threatened in writing) that are reasonably likely to result in the revocation, cancellation, or suspension, or any adverse modification, of any permit, license, certificate of authority, order or approval referred to in the immediately preceding sentence.

(l) Except as previously disclosed to the Acquiring Fund, the Acquired Fund (i) is in compliance in all material respects with and, since its commencement of operations has been in compliance in all material respect with, the applicable investment objectives, policies and restrictions of the Fund set forth in the Acquired Fund’s then applicable prospectus and statement of additional information and (ii) the portfolio securities of the Acquired Fund have at all times during the Acquired Fund’s existence been valued in accordance with Section 2(a)(41) of the 1940 Act and the Acquired Fund’s stated valuation policies.

(m) The audited financial statements of the Acquired Fund for the 2023, 2022 and 2021 fiscal year ends, and the unaudited financial statements of the Acquired Fund for the two month period ending [February 29, 2024,] were prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been delivered to the Acquiring Fund) fairly reflect the financial condition and other financial results of the Acquired Fund in all material respects as of the dates and for the periods stated therein. Since January 1, 2024, the Acquired Fund does not have any known liabilities, including any contingent liabilities, other than liabilities that (i) were incurred in the ordinary course of business consistent with past practice; (ii) individually and in the aggregate have not been material to such Acquired Fund; or (iii) do not and will not materially impair the Acquiring Fund after the Closing. The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date other than changing its fiscal year end in 2022.

(n) The independent registered public accounting firm(s) for the Acquired Fund, which certified the audited financial statements of the Acquired Fund referred to above, were selected and ratified in accordance with the applicable provisions of the 1940 Act.

(o) Since [February 29, 2024,] there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business consistent with past practice), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of the foregoing sentence, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change. Since [February 29, 2024], there has not been any change in accounting methods, principles or practices of the Acquired Fund having a material adverse effect on the financial condition or results of operations of the Acquired Fund, nor any resignation of the independent certified public accountants and auditors of the Acquired Fund due to a conflict or disagreement with management of such Acquired Fund.

(p) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct, and complete in all material respects as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes of the Acquired Fund that are due (whether or not shown to be due on such returns and reports) have been paid, or provision has been made for such Taxes in accordance with appropriate accounting principles. To the knowledge of the IMST Trust, (i) no such return is currently being audited by any Governmental Body, (ii) there are no deficiency assessments with respect to any Taxes of the Acquired Fund and (iii) no such deficiency assessments have been proposed with respect to the Acquired Fund in writing. There is no proceeding, assessment or judgment currently pending against the Acquired Fund or the Acquired Assets and no written notification of an intention to conduct an examination of Taxes with respect to the Acquired Fund or the Acquired Assets, written request for information related to Tax with respect to the Acquired Fund or the Acquired Assets, or written notice of deficiency or proposed adjustment for any amount of Tax with respect to the Acquired Fund or the Acquired Assets has been received by the Acquired Fund or the IMST Trust from any Government Body, or threatened in writing by any Government Body. The Acquired Fund has fully complied in all material respects with all applicable laws regarding the withholding of Taxes, including (without limitation), if applicable, withholding of federal income Taxes under Sections 1441, 1442 and 3406 of the Code. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person.

(q) At the Effective Time, the Acquired Fund will have good and valid title to the Acquired Assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title to the Acquired Assets free and clear of all liens, claims and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received written notice, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(r) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the IMST Trust and the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other applicable laws relating to or affecting creditors’ rights and to general equity principles.

(s) (i) Any representation or warranty made herein and any written statement, certificate or schedule given or to be given to Acquiring Fund pursuant to this Agreement for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading, and (ii) from the mailing of the N-14 Registration Statement (as defined in Section 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in Section 4.3(a)) or any other materials provided in connection with the Transaction, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(t) The IMST Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the IMST Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in Section 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in Section 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares and is not liable for any material penalties that could be imposed thereunder.

(u) The Acquired Fund has written policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act that are reasonably designed to prevent the material violations of the Federal Securities Laws (as such term is defined in Rule 38a-1(e)(1) under the 1940 Act). There have been no Material Compliance Matters (as such term is defined in Rule 38a-1(e)(2) under the 1940 Act) for the Acquired Fund other than those which: (i) have been reported to the Board of the Acquired Fund, or (ii) will be reported to the Board of the Acquired Fund at the next scheduled meeting of its Board in the ordinary course of business by the chief compliance officer of the Acquired Fund, and, in both cases, to the extent necessary, satisfactorily remedied or are in the process of being satisfactorily remedied. There have been no Material Compliance Matters (as such term is defined in Rule 38a-1(e)(2) under the 1940 Act) that have a continuing effect on the Acquired Fund. The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(v) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to Section 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in Section 1.4.

(w) No consents, approvals, authorizations or orders of the SEC or FINRA or under the 1933 Act, the 1934 Act, the 1940 Act, or Delaware law are required for the consummation by the IMST Trust, for itself and on behalf of the Acquired Fund, of the transactions contemplated herein, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in Section 5.2.

(x) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, delivered to the Acquiring Fund and/or its counsel, are true, correct and complete in all material respects and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(y) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(z) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(aa) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in Sections (p), (t), (x), (y), and (z) of this Section 4.1.

(bb) The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Qualifying Account Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The FT Trust and the Acquiring Fund represent and warrant to the IMST Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the FT Trust, a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The FT Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Board of the Acquiring Fund has been established and operated in conformity with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. Complete and correct copies of the current Amended and Restated Declaration of Trust and By-Laws of the FT Trust have been delivered to the Acquired Fund.

(b) The FT Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading. No stop order suspending the effectiveness of the Acquiring Fund’s registration statement has been issued, to the knowledge of the FT Trust no proceedings for that purpose have been instituted or threatened by the SEC and the Acquiring Fund’s registration statement has remained and continues to remain effective. Copies of the Acquiring Fund’s registration statement have been delivered to the Acquired Fund.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of federal securities laws (including the 1940 Act) or of Massachusetts law in any material respect or violation of any material provision of the Amended and Restated Declaration of Trust of the FT Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, without any special investigation or inquiry, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contract(s), distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder.

(g) All issued and outstanding Acquiring Fund Shares will be, at the time of Closing, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the FT Trust and the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the FT Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Transaction, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties of this Section 4.1(j) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the FT Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the FT Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in Section 4.1(t), for the taxable year that includes the Closing Date, the FT Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will not have held any property, and immediately following the Transaction, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Acquired Fund immediately prior to the Transaction and (iii) will not have prepared books of account and related records or financial statements or issued any shares (other than the Initial Shares). Immediately following the liquidation of the Acquired Fund as contemplated herein, except for any Initial Shares outstanding, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares.

4.3 REPRESENTATIONS OF THE FT TRUST. The FT Trust represents and warrants to the IMST Trust as follows:

(a) The FT Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The FT Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the FT Trust that the IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and operation in accordance with Section 4.2(n) above in the case of the Acquiring Fund. Notwithstanding the foregoing, the Acquired Fund will manage its portfolio consistent with the description as set forth in the N-14 Registration Statement or to the extent agreed in advance with the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The IMST Trust has called or will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund, as well as any capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the IMST Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The FT Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement. If at any time prior to the Closing, the Acquired Fund or the Acquiring Fund becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees, officers, employees and agents (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (i) any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (ii) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees, officers, employees and agents (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (i) any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (ii) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

(c) The parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from fraud, criminal activity or willful misconduct on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Section 5.7. In furtherance of the foregoing, each party hereby waives, to the fullest extent permitted under law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto arising under or based upon any law, except pursuant to the indemnification provisions set forth in this Section 5.7.

5.8 TAX RETURNS. The IMST Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes. Following the Closing Date, the IMST Trust agrees that it shall file, or cause to be filed, any and all Tax returns and reports (including Internal Revenue Service Forms 1120-RIC, 8613 and 1099 and comparable returns and reports required by any states) required to be filed by Acquired Fund with respect to any tax period prior to Closing. No later than thirty (30) days prior to the due date for any Tax return described in the preceding sentence, IMST Trust shall provide a draft of each such Tax return to Acquiring Fund for its review and comment. IMST Trust shall incorporate any reasonably requested changes to such Tax returns received from Acquiring Fund prior to the relevant due date for such Tax return.

5.9 CLOSING DOCUMENTS. At the Closing, the IMST Trust will provide the FT Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the IMST Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the FT Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the IMST Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

(e) A copy of the D&O Tail Policy (as defined in Section 5.13).

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Qualifying Account Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Qualifying Account Reorganization to qualify as a reorganization described in Section 368(a)(1) of the Code.

5.11 FRACTIONAL SHARES. The Acquiring Fund does not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with the Qualifying Account Reorganization in lieu of fractional Acquiring Fund Shares.

5.12 SECTION 15(F). The Acquiring Fund and Purchaser shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations of the SEC thereunder.

5.13 D&O TAIL POLICY. From the Closing Date until the sixth (6th) anniversary of the Closing Date, the IMST Trust shall, at the IMST Trust’s sole cost and expense obtain and maintain run-off directors and officers insurance covering the current and/or former directors, trustees and officers of the Acquired Fund from all liabilities for which such persons are currently covered by the directors and officers liability insurance policy of the Acquired Fund in effect as of the Closing Date (the “D&O Tail Policy”). The IMST Trust has delivered a copy of the D&O Tail Policy to the FT Trust.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the FT Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The FT Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the IMST Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The N-1A Registration Statement filed by the FT Trust with the SEC to register the offer and the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.4 As of the Closing Date with respect to the Transaction involving the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions of the Acquiring Fund nor any material change in the investment management fees, fee levels payable pursuant to any distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.5 The FT Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the FT Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

6.6 The Acquired Fund shall have received on the Closing Date the opinion of Chapman and Cutler LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(a)  The FT Trust has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” is validly existing under the laws of the Commonwealth of Massachusetts and is in good standing with the Secretary of the Commonwealth of Massachusetts, and has the power under its declaration of trust and Massachusetts law applicable to Massachusetts business trusts to enter into the Agreement and to our knowledge to own all of the Acquiring Fund’s properties and assets as described in the FT Trust’s N-14 Registration Statement with respect to the Transaction;

(b)  The Agreement has been duly authorized, executed and delivered by the FT Trust, on behalf of the Acquiring Fund, and is a valid and binding obligation of the FT Trust, on behalf of the Acquiring Fund enforceable against the FT Trust and the Acquiring Fund in accordance with its terms;

(c)  Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, and upon such delivery will be validly issued fully paid and nonassessable by the Acquiring Fund except that as described in the FT Trust’s N-14 Registration Statement shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations and no shareholder of the Acquiring Fund has as such holder any preemptive rights to subscription or purchase any securities of the Acquiring Fund under the FT Trust’s declaration of trust or by-laws or the laws of the Commonwealth of Massachusetts;

(d)  The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by the Agreement in accordance with its terms will not, result in a violation of the FT Trust’s Amended and Restated Declaration of Trust or its By-Laws;

(e)  To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Commonwealth of Massachusetts, except for Massachusetts securities law about which we express no opinion, is required to be obtained by the FT Trust in order to consummate the transactions contemplated by the Agreement, except to the extent such as have been obtained; and

(f)  The FT Trust is a registered investment company classified as a management company of the open-end type under the 1940 Act, and, to our knowledge, its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The IMST Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the FT Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in Sections 5.5 and 5.9.

7.4 The IMST Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

7.5 The Acquiring Fund shall have received on the Closing Date the opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(a)  The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and has the trust power to enter into the Agreement and the trust power to own all of the Acquired Fund’s properties and assets;

(b)  The Agreement has been duly authorized, executed and delivered by the IMST Trust, on behalf of the Acquired Fund, and is a valid and binding obligation of the IMST Trust, on behalf of the Acquired Fund, enforceable against the IMST Trust and the Acquired Fund in accordance with its terms;

(c)  The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by the Agreement will not, result in a violation of the IMST Trust’s Agreement and Declaration of Trust or its By-Laws;

(d)  To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained by the IMST Trust in order to consummate the transactions contemplated by the Agreement, except to the extent such as have been obtained;

(e)  The IMST Trust is a registered investment company classified as a management company of the open-end type under the 1940 Act, and, to our knowledge, its registration with the SEC as an investment company under the 1940 Act is in full force and effect; and

(f)  The outstanding shares of the Acquired Fund have been registered under the 1933 Act.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in Sections 8.1 and 8.6 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 Each of the conditions to Closing set forth in Section 7 of the Purchase Agreement have been satisfied and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

8.6 The IMST Trust and the FT Trust shall have received the opinion of Chapman and Cutler LLP dated as of the Closing Date and addressed to the FT Trust and the IMST Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Qualifying Account Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Qualifying Account Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Qualifying Account Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Qualifying Account Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders that hold Acquired Fund Shares through a Qualifying Account upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Qualifying Account Reorganization (except with respect to cash received by such Acquired Fund Shareholders in redemption of fractional shares in the Qualifying Account Reorganization);

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder that holds Acquired Fund Shares through a Qualifying Account receives in the Qualifying Account Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) The holding period of each Acquired Fund Shareholder that holds Acquired Fund Shares through a Qualifying Account for the Acquiring Fund Shares received in the Qualifying Account Reorganization will include such Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that such Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange;

(i) The taxable year of the Acquired Fund will not end as a result of the Qualifying Account Reorganization; and

(j) The Cash Exchange will be treated as an unrelated, separate transaction with respect to the Qualifying Account Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1 All fees and expenses incurred directly in connection with the consummation of the Transaction and the transactions contemplated by this Agreement (“Transaction Expense”) will be borne by the Purchaser and the Seller as agreed between them, without regard to whether the Transaction is consummated, as set forth in the Purchase Agreement or otherwise agreed in writing. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Transaction, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Transaction and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Transaction.

9.2 The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The FT Trust, on behalf of the Acquiring Fund, and the IMST Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the FT Trust and the IMST Trust. In addition, either the FT Trust or the IMST Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met;

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto; or

(d) if Purchaser or Seller validly terminates the Purchase Agreement.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the FT Trust, the IMST Trust, or the respective Trustees or officers of the other party or its Trustees or officers, but Section 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the FT Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Declaration of Trust of the FT Trust, a copy of which is on file with the office of the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Trustees of the FT Trust on behalf of the Acquiring Fund and signed by authorized officers of the FT Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the FT Trust’s Amended and Restated Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund, or the liabilities of the IMST Trust as a whole, hereunder, shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, or the IMST Trust as a whole, and shall bind only the trust property of the Acquired Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquired Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

13.7 Each of the FT Trust, on behalf of the Acquiring Fund, and the IMST Trust, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of the FT Trust or the IMST Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to the portfolio holdings or the shareholders, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The IMST Trust and the FT Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will (i) retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund and (ii) for a period of six (6) years following the Closing, shall and shall cause its respective representatives to, permit each other party, upon reasonable advance request, to inspect books, records and other documents at the principal place of business of such party for the purposes of preparing Tax returns and financial statements and responding to tax or financial statement audits or regulatory examinations or inquiries.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INVESTMENT MANAGERS SERIES TRUST on behalf of the Acquired Fund

By:
Name:
Title:

FIRST TRUST EXCHANGE-TRADED FUND on behalf of the Acquiring Fund

By:
Name:
Title:

FIRST TRUST ADVISORS L.P. Solely with respect to Section 9.1

By:
Name:
Title:

WCM INVESTMENT MANAGEMENT LLC Solely with respect to Section 9.1

By:
Name:
Title:

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 7, 2024

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

WCM International Equity Fund

a series of Investment Managers Series Trust,

235 West Galena Street

Milwaukee, Wisconsin 53212

(888) 988-9801

and

FIRST TRUST WCM INTERNATIONAL EQUITY ETF,
a series of
FIRST TRUST EXCHANGE-TRADED FUND
(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(630) 765-8000

This Statement of Additional Information (“SAI”) is not a prospectus, but it should be read in conjunction with the Proxy Statement and Prospectus dated ________, 2024 (the “Proxy Statement/Prospectus”), that is being furnished to shareholders of WCM International Equity Fund (the “Target Fund”), an open-end mutual fund organized as a separate series of Investment Managers Series Trust (the “Target Trust”), in connection with a special meeting of shareholders of the Target Fund (the “Meeting”) called by the Board of Trustees of the Target Trust to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Glendora, California 91740, on [August 16], 2024 at 10:00 a.m. Pacific time, as may be adjourned or postponed. At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Trust, on behalf of its series, the Target Fund, and First Trust Exchange-Traded Fund (the “Acquiring Trust”), on behalf of its series, First Trust WCM International Equity ETF (the “Acquiring Fund”), pursuant to which the Target Fund would reorganize into the Acquiring Fund, and shareholders of the Target Fund would become shareholders of the Acquiring Fund (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Target Fund at 235 West Galena Street, Milwaukee, Wisconsin 53212 or online at www.wcminvestfunds.com.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i)	the Statement of Additional Information of the Target Fund, dated April 30, 2024, relating to shares of the Target Fund (SEC File No. 333-122901); and
(ii)	the audited financial statements of the Target Fund for its most recent fiscal year ending December 31, 2023.

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

The term “Fund” as used in this SAI, refers to the Acquiring Fund. Shares of the Fund trade on NYSE Arca.

The date of this Statement of Additional Information is [__________], 2024.

Table of Contents

General Description of the Trust and the Fund	1
Exchange Listing and Trading	4
Investment Objective and Policies	4
Investment Strategies	6
Investment Risks	11
Management of the Fund	17
Sub-Advisor	28
Accounts Managed by Portfolio Managers	31
Brokerage Allocations	31
Disclaimers	33
Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor and Exchange	33
Additional Payments to Financial Intermediaries	35
Additional Information	38
Proxy Voting Policies and Procedures	39
Creation and Redemption of Creation Units	40
Federal Tax Matters	44
Determination of Net Asset Value	49
Dividends and Distributions	49
Miscellaneous Information	50
Financial Statements	50
Exhibit A — Proxy Voting Guidelines	A-1

-i-

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on August 8, 2003 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This SAI relates to the Fund, which is a diversified series.

The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote on certain matters including those matters where the 1940 Act requires a vote of shareholders, in connection with certain amendments to the Declaration and with respect to the merger or reorganization of the Trust or a series, except that the Trustees may, without shareholder approval, authorize the merger, consolidation, reorganization or sale of a fund’s assets if the acquiring fund is not an operating entity. Otherwise, the Declaration generally permits the Trustees to take actions without seeking the consent of shareholders.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.

Any amendment to the Declaration affecting a shareholder’s right to vote as provided in the Declaration, affecting provisions relating to the term and election of Trustees, or affecting the termination provisions requires a shareholder vote. The Trustees may otherwise generally amend the Declaration without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of three-quarters of the remaining Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees. Shareholders also have the right to vote, to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration provides that a Trustee acting in his or her capacity as Trustee is liable to the Trust for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration also provides that the Trustees of the Trust will be subject to the laws of the Commonwealth of Massachusetts relating to Massachusetts business trusts, but not to the laws of Massachusetts relating to the trustees of common law trusts, such as donative or probate type trusts. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

These provisions are not intended to restrict any shareholder rights under the federal securities laws and the Declaration specifically provides that no provision of the Declaration shall be effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) or the 1940 Act, or any valid rule, regulation or order of the Securities and Exchange Commission (the “Commission”) thereunder.

The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”) and is sub-advised by WCM Investment Management, LLC (“WCM” or the “Sub-Advisor”).

The shares of the Fund are principally listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “Authorized Participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An Authorized Participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities, cash and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund shares fora basket of securities, cash and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.”

Fund shares may be issued in advance of receipt of deposit securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing deposit securities. See the section entitled “Creation and Redemption of Creation Units.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permitted under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act, in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.
(8)	With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing and at all times thereafter, the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (7) above, to the extent the Fund invests in other investment companies, it will consider, the investments of the underlying investment companies when determining compliance with the limitation set forth in restriction (7) above, to the extent the Fund has sufficient information about such investments.

The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appear in the Prospectus.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. domiciled companies. Such equity securities may include common stock and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Canadian Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”)). ADRs and CDRs are receipts that represent interests in foreign securities held on deposit by U.S. and Canadian banks or trust companies, respectively. EDRs and GDRs have the same qualities as ADRs, although they may be traded in several international trading markets.

Types of Investments

Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). ADRs and CDRs are Depositary Receipts normally issued by a U.S. or Canadian bank or trust company, respectively, that evidence ownership of underlying securities issued by a foreign corporation. GDRs and EDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.

The Fund may also invest in preferred equity securities. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or action rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objectives; however, for temporary or defensive purposes, the Fund may invest in high quality money market instruments, fixed income investments and cash equivalents on an ongoing basis in order to provide income, liquidity and preserve capital.

Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.

(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will regularly monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.

(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.

Illiquid Investments. The Fund may invest in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid investments if, as a result, such investments would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which investments are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.

Non-U.S. Investments. The Fund may invest in non-U.S. securities, which may include securities denominated in non-U.S. currencies. Non-U.S. debt securities in which the Fund may invest include debt securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), debt securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supra-national governmental entities such as the World Bank or European Union. Non-U.S. debt securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign debt securities also may be traded on foreign securities exchanges or in OTC capital markets. The Fund’s non-U.S. investments may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.

Warrants. The Fund may invest in warrants. Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the specified periods are set forth in the table below. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings. As a result of the Reorganization, the Fund has assumed the performance of the Target Fund. As the Target Fund and the Fund have some differences, the Target Fund’s past performance is not necessarily indicative of how the Fund will, or is expected to, perform in the future. The portfolio turnover rates for the Target Fund for the specified periods are set forth below.

Portfolio Turnover Rate
Fiscal Year Ended December 31, 2023	Fiscal Period May 1, 2022 – December 31, 2022
39%	20%

Lending of Portfolio Securities

In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.

In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations in an amount at least equal to the value of the borrowed securities, marked to market daily. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see “Securities Lending Risk” below for a description of the risks associated with securities lending activities.

INVESTMENT RISKS

The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Additional Market Disruption Risk

In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the United States, issued broad-ranging sanctions on Russia and certain Russian companies and individuals. The hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region as well as negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on certain of the Fund’s investments as well as the Fund’s performance, and the value or liquidity of certain securities held by the Fund may decline significantly.

Authorization, Custody and Settlement Risk for Non-U.S. Securities

Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in that particular country.

Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of the failures of or defects in the systems. Under the laws of certain countries in which the Fund may invest, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Certain countries in which the Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.

Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.

Share blocking may present operational challenges for the Fund and Authorized Participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “Buy In” situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or transfer agent.

As a result, the Advisor on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.

Common Stock Risk

Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.

Currency Risk

Changes in currency exchange rates may affect a Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities in which the Fund invests.

Depositary Receipts Risk

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Dividends Risk

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.

Liquidity Risk

Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities in the Fund may be in the OTC market. As a result, the existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. Certain regions, countries, or asset types may also suffer periods of relative illiquidity. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which the securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.

Listing Standards Risk

The Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the Exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Litigation Risk

At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Fund. The Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.

Market Risk

Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, natural disasters or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return. For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against future variants of the disease. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of the Fund, the Advisor and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Non-U.S. Securities Risk

An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Passive Foreign Investment Companies Risk

The Fund may invest in companies that are considered to be “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains)or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Real Estate Investment Trust (“REIT”) Risk

REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

Securities Lending Risk

Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.

Small Capitalization Companies

The Fund invests in small cap company stocks. While historically small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products that have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small cap companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.

MANAGEMENT OF THE FUND

Trustees and Officers

The general supervision of the duties performed for the Fund under the investment management agreement and sub-advisory agreement is the responsibility of the Board of Trustees. There are seven Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and six of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor and sub-advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	 Indefinite term  Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	__ Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	 Indefinite term  Since inception	Retired; Physician, Edward-Elmhurst Medical Group (2021-September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	__ Portfolios	None
Thomas R. Kadlec 1957	Trustee	 Indefinite term  Since inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	__ Portfolios	Director, National Futures Association; formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd. and Futures Industry Association

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Denise M. Keefe 1964	Trustee	 Indefinite term  Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	__ Portfolios	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith 1956	Trustee	 Indefinite term  Since inception	President, Hibs Enterprises (Financial and Management Consulting)	__ Portfolios	Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	 Indefinite term  Since inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	__ Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
ADVISORY BOARD
Bronwyn Wright (2) 1971	Advisory Board Member	 Indefinite term  Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	 Indefinite term  Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	 Indefinite term  Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	 Indefinite term  Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	 Indefinite term  Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Derek D. Maltbie 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	 Indefinite term  Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 – present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 – 2021.
Roger F. Testin 1966	Vice President	 Indefinite term  Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	 Indefinite term  Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
(2)	Ms. Wright serves as an Independent Trustee of various other funds in the First Trust Fund Complex (representing 221 portfolios), and as a director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing 26 exchange-traded funds advised by First Trust, investment advisor of the Fund.

Unitary Board Leadership Structure

Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with 11 portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/abrdn Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust High Yield Opportunities 2027 Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with __ portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Independent Trustees, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund’s investment advisor, sub-advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of six Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund’s business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.

The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The four Committee Chairs and the Lead Independent Trustee rotate every three years in serving as Chair of the Audit Committee, the Nominating and Governance Committee, the Valuation Committee or the Dividend Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

The five standing committees of the First Trust Fund Complex are: the Executive Committee, the Nominating and Governance Committee, the Valuation Committee, the Audit Committee and the Dividend Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Mr. Nielson, Mr. Bowen and Mr. Keith are members of the Executive Committee. During the last fiscal period, the Executive Committee held meetings.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith, Nielson and Ms. Keefe are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal period, the Nominating and Governance Committee held meetings.

The Valuation Committee is responsible for the oversight of the Advisor as the “Valuation Designee” under Rule 2a-5 of the 1940 Act and its implementation of the valuation of the securities held in the Fund’s portfolio. Messrs. Erickson, Kadlec, Keith, Nielson and Ms. Keefe are members of the Valuation Committee. During the last fiscal period, the Valuation Committee held meetings.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith, Nielson and Ms. Keefe serve on the Audit Committee. During the last fiscal period, the Audit Committee held meetings.

The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of the Fund’s dividends. Messrs. Keith and Nielson serve on the Dividend Committee. During the last fiscal period, the Dividend Committee held meetings.

Advisory Board

Ms. Bronwyn Wright will serve as an independent advisory board member to the Trust. In this capacity, Ms. Wright will confer with and provide non-binding advice to the Board, as requested, regarding the oversight of the affairs of the Fund, but will not vote or otherwise have decision-making authority on matters affecting the Fund.

Executive Officers

The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing __ portfolios) as they hold with the Trust, except Mr. Ueland who is an executive officer of only the ETFs advised by First Trust and Mr. Testin who is an executive officer of only the ETFs and open-end funds advised by First Trust.

Risk Oversight

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including oversight of any sub-advisor, is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Fund’s independent auditors, the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and oversees the Advisor’s performance as Valuation Designee.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Richard E. Erickson, M.D., was previously an orthopedic surgeon with Edward-Elmhurst Medical Group from 2021 to September 2023. Prior thereto, he was President of Wheaton Orthopedics (from 1990 to 2021), a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 – 2009 and 2017 – 2019) and on the Executive Committee (2008 – 2009 and 2017 – 2022), Chairman of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chairman of the Audit Committee (2012 – 2013) and Chairman of the Valuation Committee (June 2006 – 2007; 2010 – 2011 and 2020 – 2022) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2023) of the First Trust Funds.

Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008 – 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 – 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 – 2016). He also served as Chairman of the Valuation Committee (2008 – 2009 and 2017 – 2019), Chairman of the Audit Committee (2010 – 2011 and 2020 – 2022) and Chairman of the Nominating and Governance Committee (2012 – 2013). He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2023) of the First Trust Funds.

Denise M. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since November 1, 2021.

Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 – 2009 and 2017 – 2019), Chairman of the Nominating and Governance Committee (2010 – 2011 and 2020 – 2022) and Chairman of the Valuation Committee (2014 – 2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 – 2016). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2023) and as Chairman of the Dividend Committee (since January 1, 2023) of the First Trust Funds.

Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 through 2014. Mr. Nielson formerly served as President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 – 2006 and 2014 – 2016), Chairman of the Valuation Committee (2007 – 2008), Chairman of the Nominating and Governance Committee (2008 – 2009 and 2017 – 2019), Chairman of the Dividend Committee (2020 – 2022) and Lead Independent Trustee and a member of the Executive Committee (2010 – 2011 and 2020 – 2022). He currently serves on the Executive Committee (since January 1, 2020) and as Chairman of the Valuation Committee (since January 1, 2023) of the First Trust Funds.

James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

Effective January 1, 2024, the fixed annual retainer paid to the Independent Trustees is $285,000 per year and an annual per fund fee of $7,500 for each closed-end fund, $2,000 for each actively managed fund, $750 for each target outcome fund and $500 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee is paid $25,000 annually, the Chairman of the Valuation Committee is paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $20,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund for one fiscal year and the actual compensation paid by the First Trust Fund Complex to each of the Independent Trustees for the calendar year ended December 31, 2023, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.

Name of Trustee	Total Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$-	$575,698
Thomas R. Kadlec	$-	$524,280
Denise M. Keefe	$-	$504,158
Robert F. Keith	$-	$580,705
Niel B. Nielson	$-	$570,691
(1)	The compensation paid by the Fund to the Independent Trustees for the fiscal year ended December 31, 2023 for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2023 for services to the 262 portfolios existing in 2023, which consisted of 11 open-end mutual funds, 14 closed-end funds and 237 exchange-traded funds.

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2023:

Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Denise M. Keefe	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000

As of ____, 2024, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of ____, 2024, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

As of ____, 2024, First Trust Portfolios was the sole shareholder of the Fund. As sole shareholder, First Trust Portfolios has the ability to control the outcome of any item presented to shareholders for approval.

As of _______, 2024, the Sub-Advisor did not own any shares of the Fund.

Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Fund.

First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

First Trust acts as investment advisor for the Fund and oversees the Sub-Advisor in the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees the Sub-Advisor’s investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.

Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.

As approved by the Trust’s Board of Trustees, the management fee paid to the Advisor will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
_____%	Fund net assets up to and including $2.5 billion
_____%	Fund net assets greater than $2.5 billion up to and including $5 billion
_____%	Fund net assets greater than $5 billion up to and including $7.5 billion
_____%	Fund net assets greater than $7.5 billion up to and including $10 billion
_____%	Fund net assets greater than $10 billion up to and including $15 billion
_____%	Fund net assets greater than $15 billion

The following table sets forth the management fees paid by the Target Fund for the specified periods.

Period	Amount of Management Fees	Amount of Fees Waived and Expenses Reimbursed
Fiscal Year Ended December 31, 2023	$615,408	$324,822
Fiscal Period May 1, 2022 - December 31, 2022	$99,193	$99,193
Fiscal Year Ended April 30, 2022	$33,473	$33,473

SUB-ADVISOR

The Trust, on behalf of the Fund, and First Trust have retained WCM Investment Management, LLC (“WCM” or the “Sub-Advisor”) to serve as investment sub-advisor to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, WCM is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio. WCM, with principal offices at 281 Brooks St, Laguna Beach, CA 92651, was founded in 1976, and is a privately-held firm focused on equity investing with a specific expertise in International and Emerging Markets. WCM had approximately $[    ] billion under management or committed to management as of [                ], 2024.

Pablo Echavarria, Rolf Kelly and Rob Quirk are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

•	Mr. Echavarria, CFA, is a Portfolio Manager of WCM. He began his investment career in 2007. He has served as Portfolio Manager and Business Analyst for the Sub-Advisor since 2018. He is a member of the Sub-Advisor’s ISG and his primary responsibilities include portfolio management and equity research for the firm’s global equity strategies. Mr. Echavarria’s experience includes a position as Associate Portfolio Manager and Equity Research Analyst at Thornburg Investment Management and as Global Equity Analyst at Turner Investments. Mr. Echavarria earned his B.S. in Business Administration from Drexel University, where he graduated with honors. He is also CFA charterholder.
•	Mr. Kelly, CFA, is a Portfolio Manager of WCM. He began his investment career in 2006. He has served as Portfolio Manager and Business Analyst for the Sub-Advisor since 2018. He is a member of the Sub-Advisor’s ISG and his primary responsibilities include portfolio management and equity research for the Sub-Advisor’s global equity strategies. Since he began his investment career in 2005, Mr. Kelly’s experience includes a position as Portfolio Manager and Analyst at Thornburg Investment Management where he concentrated on ESG investing. Prior to that, Mr. Kelly worked as an Analyst at NCM Capital. He is also a CFA charterholder.
•	Mr. Quirk is a Portfolio Manager of WCM. He began his investment career in 2008. He joined the Advisor in 2018 as a Business Analyst and has served as Portfolio Manager and Business Analyst since 2021. He is a member of the Sub-Advisor’s ISG and his primary responsibilities include portfolio management and equity research for the Sub-Advisor’s global equity strategies. Since he began his investment career in 2008, Mr. Quirk’s experience includes a position as Equity Research Analyst at Thornburg Investment Management. Prior to that, he also worked with Thornburg’s Sales and Marketing groups.

[As of _____, 2024, the portfolio managers did not beneficially own any shares of the Fund.]

Compensation. The Portfolio Managers are compensated with a base salary and a fixed percentage of the fees the firm receives from clients invested in the Fund. WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key professionals, whether investment (research), sales, or operations. To be clear, compensation arrangements are not determined on the basis of the number of accounts managed or the performance of specific funds.

For investment (research) professionals, compensation breakdown includes:

•	Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the investment (research) team.

•	Bonuses: Additional compensation comes in the form of periodic (nominally semi-annual) bonuses. WCM employs a qualitative, discretionary bonus system to incentivize and reward our team members based primarily on their performance in contributing to team results. This springs from our belief (supported by various academic studies) that small, cohesive, collaborative teams can and do provide better results than “star systems” or “armies of analysts”. And even though we subscribe to that old aphorism, “the whole can be greater than the sum of the parts,” individual performance is not ignored—it simply plays a subordinate role to team success. These evaluations are made on a regular basis by the investment (research) team leaders, utilizing a review system that begins with a “return-on-time” assessment for each investment (research) team member and is then supplemented, reviewed, and approved by the firm’s Leadership Team.
•	Profit-Sharing: WCM does not utilize a cash profit-sharing plan, but we do include a profit-sharing component in the Employee Benefit Plan (see below).
•	Employee Benefit Plan: All employees are eligible to participate in the WCM Employee Savings Plan (the “401(k)”) after six full months of employment. Besides the normal employee pre-tax deferral, the 401(k) has two possible employer components: 1) discretionary employer match, and 2) discretionary employer profit-sharing contribution. Currently, the only employer component being utilized is the profit-sharing component, which is determined annually and contributes a substantial amount to each employee’s retirement account. There is no vesting period for employer contributions.

Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) ownership. Further, WCM groups our partners into two categories: Principal Partners (owners of more than 1% of outstanding interest), and Regular Partners (owners of less than 1% outstanding interest).

[Conflicts of Interest. Each Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.]

The Sub-Advisory Agreement. The Sub-Advisor, subject to the Board of Trustees’ and Advisor’s supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund’s investment objective, policies and restrictions as provided in the Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will, in all material respects satisfy any applicable fiduciary duties it may have to the Fund, monitor the Fund’s investments, and will comply with the provisions of the Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisory Agreement provides that the Sub-Advisor shall generally not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Pursuant to the Sub-Advisory Agreement among the Advisor, the Sub-Advisor and the Trust on behalf of the Fund, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees equal to 50% of the monthly management fee paid to the Advisor, less its share of Fund expenses, and subject to the Sub-Advisor's agreement to waive its fee and reimburse the Advisor for one half of any amount of fees waived or reimbursed under the Expense Cap.

The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust, the Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub-Advisor.

All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the common shareholders of the Fund.

ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The portfolio managers manage the investment vehicles (other than the Fund) with the number of accounts and assets, as of _____, 2024, set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)	Registered Investment Companies with performance fees Number of Accounts ($ Assets)	Other Pooled Investment Vehicles with performance based fees Number of Accounts ($ Assets in mil)	Other Accounts with performance fees Number of Accounts ($ Assets)
Pablo Echavarria	__($_____)	__($_____)	__($_____)	N/A	N/A	N/A
Rolf Kelly	__($_____)	__($_____)	__($_____)	N/A	N/A	N/A
Rob Quirk	__($_____)	__($_____)	__($_____)	N/A	N/A	N/A

BROKERAGE ALLOCATIONS

The Sub-Advisor is responsible for decisions to buy and sell securities for the Fund. First Trust is responsible for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.

Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and(c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless First Trust determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.

First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by First Trust are the respective investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Brokerage Commissions

As a result of the Reorganization, the Fund has assumed the performance of the Target Fund. As the Target Fund and the Fund have some differences, the Target Fund’s past performance is not necessarily indicative of how the Fund will, or is expected to, perform in the future. The following table sets forth the aggregate amount of brokerage commissions paid by the Target Fund for the specified periods. Significant variations in the amount the Fund paid in brokerage commissions from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.

Aggregate Amount of Brokerage Commissions
Fiscal Period/Year Ended December 31,
2023	2022
$59,875	$40,326

[During the fiscal period ended December 31, 2023, the Fund did not acquire shares of a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act.]

DISCLAIMERS

[To be provided]

ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN, TRANSFER AGENT, DISTRIBUTOR AND EXCHANGE

Administrator and Fund Accounting Agent. The Fund has appointed the Bank of New York Mellon (“BNYM”), located at 240 Greenwich, New York, New York 10286, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.

The Trust, on behalf of the Fund, has agreed to indemnify BNYM for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties. As compensation for these services, BNYM is paid a fee based on the Fund’s total average daily net assets. BNYM also is entitled to certain out-of-pocket expenses for the services described above. This fee is subject to reduction for assets over $1 billion. The Fund has not paid any fees to BNYM under the Fund Administration and Accounting Agreement as the Advisor has assumed responsibility for payment of these fees as part of the unitary management fee. As a result of the Reorganization, the Fund has assumed the performance of the Target Fund. As the Target Fund and the Fund have some differences, the Target Fund’s past performance is not necessarily indicative of how the Fund will, or is expected to, perform in the future. The following table sets forth the aggregate amount of expenses paid by the Target Fund to UMB Fund Services, Inc. and Mutual Fund Administration, LLC for their services as as co-administrators to the Target Fund for the specified periods.

Fund Administration and Accounting
Fiscal Year Ended December 31, 2023	Fiscal Period Ended December 31, 2022	Fiscal Year Ended April 30, 2022
$98,649	$35,330	$52,484

Custodian. The Trust has appointed BNYM to serve as the Fund's custodian pursuant to a custody agreement (the “Custody Agreement”). Pursuant to the terms of the Custody Agreement, BNYM is generally responsible for the safekeeping of the Fund's assets and performing various other administrative duties set forth in the agreement.

Transfer Agent. The Trust has appointed BNYM to serve as the Fund's transfer agent and dividend disbursing agent pursuant to a transfer agency and service agreement (the “Transfer Agency Agreement”). Pursuant to the terms of the Transfer Agency Agreement, BNYM is responsible for performing and facilitating the purchases and redemptions of Creation Unit Aggregations, as well as performing other customary services of a transfer agent and dividend disbursing agent.

As set forth in the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of the Fund, has agreed to indemnify and hold harmless BNYM from certain costs, expenses, damages, liabilities or claims which are sustained or incurred or which may be asserted against BNYM, provided that such costs, expenses, damages, liabilities and claims did not result from BNYM’s own negligence or willful misconduct.

As compensation for the services provided by BNYM under the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of the Fund, has agreed to pay to BNYM such compensation as may be specifically agreed upon from time to time and reimburse BNYM for out-of-pocket expenses which are a normal incident of the services provided under the agreements. Pursuant to the terms of the Investment Management Agreement, the Fund does not directly pay BNYM for these services, as First Trust has assumed responsibility for the payment of these expenses out of the unitary management fee it receives from the Fund.

Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

No fee is currently paid by the Fund under the Plan and, pursuant to a contractual agreement, the Fund will not pay 12b-1 fees for at least two years after when the Fund’s registration statement has gone effective.

Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (which are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation) shall be DTC Participants.

Exchange. The only relationship that the Exchange has with First Trust or the Distributor of the Fund in connection with the Fund is that the Exchange lists the shares of the Fund and disseminates the intra-day portfolio values of the Fund pursuant to its listing agreement with the Trust. The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

First Trust or its affiliates may from time to time make payments, out of their own resources, to certain broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.

First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; (v) provide payments to broker-dealers to help defray their technology or infrastructure costs; and (vi) make payments for expenses associated with intermediaries’ use of First Trust Funds including, but not limited to, the use of First Trust Funds in model portfolios.

When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.

The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Payments to intermediaries, in certain circumstances, may also be made in connection with the distribution of model portfolios developed by First Trust, such as the inclusion of such model portfolios on an intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an intermediary’s clients have invested in the First Trust Funds in such models developed by First Trust, the management fee, the total expense ratio, or sales of the First Trust Funds in such models developed by First Trust. Some intermediaries also provide related data regarding transactions in specific model portfolios, First Trust Funds and investment strategies to First Trust in exchange for a fee.

First Trust and/or its affiliates may enter into arrangements with third parties, such as a software provider, whereby First Trust may license certain technology or other services from such entity in exchange for licensing or other fees which may be, in whole or in part, dependent on the value of First Trust mutual funds or ETFs held through such software or other service. Such third party may also offer price concessions to broker dealers, investment advisers or other financial intermediaries that license technology or other services that may be dependent, in whole or in part, on the value of First Trust mutual funds or ETFs held through such software or other service.

ADDITIONAL INFORMATION

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Investment in Other Investment Companies. The Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

[The Board has delegated to WCM the day-to-day proxy voting responsibilities for the Fund and has directed WCM to vote proxies consistent with the Fund’s best interests. WCM’s Proxy Voting Guidelines are set forth in Exhibit A.]

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.

Portfolio Schedule. The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://www.ftportfolios.com/Retail/etf/home.aspx. The Trust, First Trust, FTP and BNYM will not disseminate nonpublic information concerning the Trust.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

CREATION AND REDEMPTION OF CREATION UNITS

General. ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, an ETF publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares fora basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Authorized Participants. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Business Day. A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Advisor may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro rata basket or a custom basket in reliance on Rule 6c-11. A “pro rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Advisor’s Rule 6c-11 Committee defines any deviation from a pro rata basket to be a “custom basket.” Rebalancing and reconstitution baskets do not constitute custom baskets. All cash baskets that are the initial basket on a Business Day also do not constitute custom baskets.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment advisor who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Advisor has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by the Fund’s investment advisor and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Creation Transaction Fees. The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees. The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations. The SEC has stated its position that an ETF generally may reject or suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend or reject creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, First Trust, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions. An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units. Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investments trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirements for avoiding excise taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations or foreign central banks) will also be subject toa withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carry-forward

Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund intends to utilize provisions of the federal income tax laws, which allow the Fund to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Pursuant to the Reorganization, the Target Fund’s capital loss carry-forwards were transferred to the Fund. As of [December 31, 2023, the Fund had no expiring capital loss carryforwards for federal income tax purposes]. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value is determined as set forth in the Prospectus in the section entitled “Net Asset Value.”

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid semi-annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

MISCELLANEOUS INFORMATION

Counsel. Chapman and Cutler LLP, 320 South Canal St., Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The Acquiring Trust’s independent registered public accounting firm, Deloitte & Touche LLP, will audit and report on the Fund’s annual financial statements. The audited financial statements and notes thereto in the Target Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2023 (the “Annual Report”) are incorporated by reference into this SAI. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Tait, Weller & Baker LLP, the Target Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. A copy of the Target Fund’s Annual Report for the fiscal year ended December 31, 2023 may be obtained upon request and without charge by writing or by calling the [WCM], at the address and telephone number on the back cover of the Proxy Statement/Prospectus. The Fund has adopted the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

Comparative fee tables showing the various fees and expenses of investing in shares of the Target Fund and the fees and expenses of the Fund on a pro forma basis after giving effect of the Reorganization is included under the heading “Synopsis–Fees and Expenses” in the Proxy Statement/Prospectus.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Fund.

EXHIBIT A — PROXY VOTING GUIDELINES

WCM INVESTMENT MANAGEMENT, LLC
PROXY VOTING POLICY

[To be included]

A-1

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees, or agents of another organization in which the Trust has an interest as a shareholder, creditor, or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative, or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	(a) Amended and Restated Declaration of Trust is incorporated by reference to the post-effective Amendment no. 96 filed on Form N-1A (File No. 333-125751) for Registrant on July 24, 2017.

(b)       Amended and Restated Establishment and Designation of Series is filed herewith.

(2)	By-Laws of the Registrant is incorporated by reference to the post-effective Amendment no. 51 filed on Form N-1A (File No. 333-125751) for Registrant on April 27, 2011.

(3)	Not applicable.
(4)	Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto) is filed herewith.
(5)	Not applicable.
(6)	(a) Investment Management Agreement, dated December 6, 2010, is incorporated by reference to the post-effective Amendment no. 51 filed on Form N-1A (File No. 333-125751) for Registrant on April 27, 2011.

(b)        Amended Schedule A to Investment Management Agreement between Registrant and First Trust Advisors L.P. will be filed by amendment.

(c)        Investment Sub-Advisory Agreement between Registrant, First Trust Advisors L.P., and WCM Investment Management, LLC, will be filed by amendment.

(7)	(a) Distribution Agreement is incorporated by reference to the post-effective Amendment no. 51 filed on Form N-1A (File No. 333-125751) for Registrant on April 27, 2011.

(b)        Exhibit A to Distribution Agreement by and between the Registrant and First Trust Portfolios L.P. will be filed by amendment.

(8)	Not applicable.
(9)	(a) Custody Agreement between the Registrant and The Bank of New York is incorporated by reference to the post-effective Amendment no. 1 filed on Form N-1A (File No. 333-125751) for Registrant on September 26, 2005.

(b)         Schedule II to Custody Agreement between the Registrant and The Bank of New York Mellon Corporation will be filed by amendment.

(10)	(a) 12b-1 Service Plan is incorporated by reference to the post-effective Amendment no. 1 filed on Form N-1A (File No. 333-125751) for Registrant on September 26, 2005.

(b)         Exhibit A to 12b-1 Service Plan will be filed by amendment.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP is filed herewith.
(12)	Form of Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed in the Proxy Statement/Prospectus is filed herewith.
(13)	(a) Administration and Accounting Agreement between the Registrant and The Bank of New York is incorporated by reference to the post-effective Amendment no. 1 filed on Form N-1A (File No. 333-125751) for Registrant on September 26, 2005.

(b)       Amendment to Exhibit A of the Administration and Accounting Agreement will be filed by amendment.

(c)       Transfer Agency Agreement between the Registrant and The Bank of New York is incorporated by reference to the post-effective Amendment no. 1 filed on Form N-1A (File No. 333-125751) for Registrant on September 26, 2005.

(d)       Amendment to Exhibit A of the Transfer Agency Agreement will be filed by amendment.

(e)       Subscription Agreement is incorporated by reference to the post-effective Amendment no. 1 filed on Form N-1A (File No. 333-125751) for Registrant on September 26, 2005.

(f)       Form of Participant Agreement is incorporated by reference to the post-effective Amendment no. 106 filed on Form N-1A (File No. 333-125751) for Registrant on July 19, 2018.

(14)	Consent of Independent Registered Public Accounting Firm for WCM International Equity Fund is filed herewith.
(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson and Ms. Keefe authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement, are filed herewith.
(17)	First Trust WCM International Equity ETF Proxy Card is filed herewith.

_______________

ITEM 17: UNDERTAKINGS

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization delivered at the closing of the reorganization as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 7th day of June, 2024

First Trust Exchange-Traded Fund

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ James M. Dykas	President and Chief Executive Officer	June 7, 2024
James M. Dykas
/s/ Derek D. Maltbie	Treasurer, Chief Financial Officer and Chief Accounting Officer	June 7, 2024
Derek D. Maltbie
James A. Bowen*	) Trustee )
)
Richard E. Erickson*	) Trustee )
)
Thomas R. Kadlec*	) Trustee )
)
Denise M. Keefe*	) Trustee )
)
Robert F. Keith*	) Trustee )
	) By:	/s/ W. Scott Jardine
Niel B. Nielson*	) Trustee )	W. Scott Jardine Attorney-In-Fact
	)	June 7, 2024
)

*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, are filed herewith.

EXHIBIT INDEX

(1) (b)	Amended and Restated Establishment and Designation of Series is filed herewith.
(4)	Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto) is filed herewith.
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP is filed herewith.
(12)	Form of Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed in the Proxy Statement/Prospectus is filed herewith.
(14)	Consent of Independent Registered Public Accounting Firm for WCM International Equity Fund is filed herewith.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson and Ms. Keefe authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement, are filed herewith.
(17)	First Trust WCM International Equity ETF Proxy Card is filed herewith.